LYNNWOOD CORPORATE CENTER OFFICE SPACE LEASE


      THIS LEASE, is made and entered into as of the 20th day of February, 1997, between Lessor and Lessee hereinafter designated, upon the terms and conditions as contained herein including all addends and exhibits which are or may become attached hereto.
      WHEREAS, Lessor desires to lease certain space to Lessee, and Lessee desires to take and lease such space from Lessor, on terms and conditions more fully described below (hereinafter referred to as the "Premises");
      NOW, THEREFORE, for and in consideration of the rents reserved hereunder and the terms and conditions hereof, the Lessor hereby rents, demises and leases to Lessee, and Lessee takes and leases from Lessor, the following described Premises upon each and all of the terms and conditions set forth herein.

1.   BASIC LEASE PROVISIONS, DEFINITIONS AND DESCRIPTION OF EXHIBITS.
     1.1  Basic Lease Provisions and Definitions.

a. LESSOR:                      LCTR   L.L.C,  a  Washington   Limited
                    Liability Company

b. ADDRESS OF LESSOR:          19401  40th  Avenue  West,  Suite  310,
                    Lynnwood, Washington 98036

c. LESSEE:                          Chicago Pizza Northwest,  Inc.,  a
                         Washington Corporation

d. DOING BUSINESS AS:           Chicago  Pizza  Northwest,   Inc.,   a
                    Washington Corporation

e. ADDRESS OF LESSEE:         19401 40th Ave. W.
                    (Local)             Lynnwood, WA  98036

f. LEASED PREMISES:       An  agreed area of 2,711 square feet,  which
                    comprises an agreed 4.2% building area; Building Suite number not yet assigned located on the third floor in the Lynnwood Corporate Center; all as outlined on the Demising Plan attached hereto as Exhibit D.

g. LEASE TERM:                  Five   (5)  years,  subject   to   the
                    provisions herein.

h. EFFECTIVE DATE:       Date of execution, _________ ____ 19__

i. TERM COMMENCEMENT DATE:     March  14,  1997, or as  otherwise  set
                         forth below.

j. TERMINATION DATE:           March  13,  2002, or as  otherwise  set
                         forth below.

k. ANNUAL BASIC RENT:          $13.00  per  square foot plus  NNN  for
                    years 1 and 2, with annualized CPI escalations each year thereafter.



l. PERMITTED USE:             Office/General Management

m. SECURITY DEPOSIT:          Four Thousand Six Hundred Dollars
                    ($4,600.00)



n. RENT DEPOSIT:                    Four  Thousand One  Hundred  Sixty
                         Eight and 17/100 Dollars (4,168.17)



o. BROKERS:                         Scott Robertson, Kidder Mathews  &
                         Segner/Ted    S.    Roe,   Olympic    Funding
                         Corporation

p. GUARANTORS:                      Chicago Pizza & Brewery,  Inc.,  a
                         California Corporation
                                        26131 Maguerite Parkway, Suite
                         A
                                          Mission  Viejo,  CA    92692
                         Phone: (714) 367-8616

      1.2 Building Standard Work. All the work to be done, or which has been done, at Lessor's expense in the Premises pursuant to the provisions of the Work Letter Agreement described in Paragraph 2 below.
     1.3 Building Nonstandard Work. All the work to be done or which has been done in the Premises by Lessor pursuant to the provisions of the Work Letter Agreement other than the Building Standard Work.
      1.4 Leasehold Improvements. The aggregate of the Building Standard Work and the Building Nonstandard Work.
     1.5  Exhibits.
          Exhibit "A"    Legal Description
          Exhibit "B"    Site Plan
          Exhibit "C"    Description of Lessor's and Lessee's Work
          Exhibit "D"    Demising Plan of Premises
          Exhibit "E"    Lessee's Acceptance Letter
          Exhibit "F"    Guaranty of Lease
          Exhibit "G"    Standards for Utilities and Services

      1.6 Significance of Basic Lease Provisions. Each reference in this Lease to any of the Basic Lease Provisions and definitions contained in Paragraph 1 shall be deemed and construed to incorporate all the terms provided under each such Basic Lease Provision; provided, that the Basic Lease Provisions shall be controlled by the specific terms and provisions of this Lease relating to the subject matter of those Basic Lease Provisions.

2.                       PREMISES AND COMMON AREAS.
      2.1 Definition. The Lessor is the owner of the real property (hereinafter called "Building") of which the Premises is a part. The Building is legally described on Exhibit "A" and the Building and Premises are depicted in the Site Plan attached hereto as Exhibit "B" and the Demising Plan of Premises in Exhibit "D". The term "Building" wherever used herein shall be deemed to mean the entire development described in Exhibits "A" and "B", including any and all proposed structures, parking facilities, common facilities and the like to be built on the aforementioned parcel of land, as the same may from time to time be reduced by eminent domain takings, sale, lease, or dedications to public authorities, or increased by the addition of other lands together with structures and the like thereon which may be included by Lessor in the development. The Lessee shall only have such  rights  in  and  to the building as are specifically  set  forth herein.
      2.2. No Representations. It is agreed that the depiction of the Building on Exhibit "B" does not constitute a representation, covenant or warranty of any kind by Lessor, and Lessor reserves the right from time to time to change the size and dimensions of the Building, locate, relocate, alter, and/or modify the number and location of buildings, building dimensions, the number of floors in any of the buildings, the parking areas, dimensions, identity and type of other uses and tenancies and the common area located from time to time in or about the Building. Lessee agrees that it shall look solely to that portion of the Building which constitutes the Premises with respect to any liability accruing hereunder, it being expressly understood and agreed that the Building and any other real estate which may constitute a portion of the building shall be free from any such liability. Lessor makes no representation or warranty with respect to the occupancy by any Lessee or user, the date on which any Lessee accepted or will accept occupancy of its space, or the use to which any other Lessee will put its Premises.
      2.3 Premises and Demise. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Premises contained within the suite designated in Paragraph 1. The Premises are, or shall be improved by Lessor with the Leasehold Improvements described in the Work letter Agreement, a copy of which is attached hereto and marked Exhibit "C" and Exhibit "C-1" and incorporated herein by this reference. It is agreed, for the purpose of this Lease, that the Premises have an agreed area of approximately the number of square feet designated in Paragraph 1 situated on the floor(s) designated in Paragraph 1, of that certain office building located at the address designated in Paragraph 1 (hereinafter called "Building"). The Premises exclude the common stairways, stairwells, accessways and pipes, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building. By taking possession of the Premises, Lessee accepts the Leasehold Improvements as completed or as substantially completed, and in the latter case, Lessor shall provide Lessee with a list of incomplete and/or corrective items, which list shall be approved and acknowledged by Lessee and which items Lessor shall, at Lessee's request, complete and/or correct promptly thereafter. This Lease is subject to all easements, covenants, restrictions, or other interests as they may appear, whether or not of record.
     The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the express condition of such performance, and that a failure of any of the same shall be a material breach and a default.
2.4  Common Areas.
      a. Lessee's Rights. The Lessee, its employees and invitees are, except as otherwise provided, privileged to the nonexclusive use of the common areas of the Building in common with other persons and tenants during the Lease Term, subject to any easements, restrictions, covenants or other interest with respect thereto, and further subject to the Rules and Regulations as provided in Paragraph 25 below; provided, however, that anything herein to the contrary notwithstanding, nothing herein shall directly or indirectly create or give rise to any rights of or to the public in the Building or its common area or any part thereof. Such use shall be subject to said Rules and Regulations.
     b.   Control of Common Areas by Lessor.
           1) Lessor shall at all times have the exclusive control and management of the common areas of the Building. The common areas shall include but not be limited to all automobile parking areas, access roads, driveways, entrances, pedestrian malls, courts, restrooms, sidewalks, ramps, landscape areas, all stairways, access ways, entrances, lobbies, elevators, and the common pipes, conduits, wires and appurtenant equipment serving the Premises and Building, and other areas, improvements, facilities and special services provided by Lessor for the general use, in common, of lessees of the building, and their officers, agents, employees and invitees.
           2) With respect to the common area, Lessor shall have the right from time to time to employ personnel; establish, modify and enforce reasonable rules and regulations; construct, maintain and operate lighting facilities; police the common areas and facilities; from time to time to alter or relocate the area, level, location and arrangement of parking area and other facilities hereinabove referred to; to restrict or designate parking by Lessee, its officers, agents and employees; to enforce parking charges (by operation of meters or otherwise); to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces within the wall and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, or in the common area; to close all or any portion of the common areas to such extent as may, in the opinion of Lessor's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any interest therein by any person or the public; temporarily close all or any portion of the parking areas or facilities to discourage non-customer parking; and to do and perform such other acts in and to the common areas as, in the use of good business judgment, Lessor shall determine to be advisable with a view to the improvement of the convenience and use thereof by lessees of the Building, their employees, invitees and customers. Lessee understands that parking may be apportioned in conformity with controlling zoning ordinances and Lessor shall have the right to make such regulations as Lessor deems desirable from time to time for the control of parking automobiles and/or other vehicles on the real property described herein or property under Lessor's control, so as to benefit all tenants, their employees, customers and guests, including the right to designate certain areas for parking of Lessee, employees of Lessee, his customers or clients and other tenants of said buildings. All parking by Lessee, its employees and invitees shall be non-assigned.
      c. License. All common areas and facilities which Lessee may be permitted to use and occupy, shall be used and occupied under a revocable license. If the amount of such areas or facilities be diminished, such diminution shall not be deemed a constructive or actual eviction of Lessee and Lessor shall not be subject to any liability, nor shall Lessee be entitled to any compensation, diminution or abatement of rent.

3.   POSSESSION, COMMENCEMENT AND TERMINATION OF LEASE TERM.
      3.1 Term. This Lease shall be for the term set forth in Paragraph 1.1 above (hereinafter referred to as the "Term" or "Lease Term") and shall commence on the Commencement Date. The Lease Term shall terminate at midnight of the termination date set forth in Paragraph 1.1 above (hereinafter referred to as the "Termination Date"), unless sooner terminated by the terms of this Lease. This Lease shall be effective as of the date the Lease is fully executed.
      3.2 Premises Ready for Occupancy. Lessee agrees that if Lessor fails to deliver possession of Premises substantially ready for occupancy at the commencement of the Lease Term, Lessor shall not be liable for any damage caused thereby, nor shall this Lease become void or voidable, nor shall the Effective Date or Lease Term be extended, but in such event, no rental shall be payable by Lessee to Lessor for any portion of the Lease Term until Lessor can deliver possession of Premises to Lessee substantially ready for occupancy by Lessee. If Lessee, at Lessor's permission, enters into possession of Premises prior to commencement of the Lease Term, all terms and conditions of this Lease shall apply during such prior period, including payment of rent at the monthly rate stated in Paragraphs 4 and 5. Upon Lessor's notification to Lessee of substantial completion of Lessee's space, Lessee agrees to accept the Premises from Lessor at such time as Lessor tenders delivery of possession of the Premises to Lessee with Lessor's work therein, if any, substantially completed.
      3.3 Acceptance of Premises. Upon delivery of the Premises to Lessee, Lessee shall acknowledge to Lessor in writing within three (3) days of delivery of possession of the Premises to Lessee that Lessee has inspected the Premises and accepts them in their then condition or else, within said three (3) day period, shall notify Lessor in writing of any deficiencies then apparent; provided, that a failure by Lessee to provide the above written notices to Lessor within said three (3) day period shall conclusively be deemed acceptance of the Premises in their then condition. The Lessor's obligation and/or liability to Lessee for deficiencies shall be strictly limited to the correction of the noted deficiencies, which correction shall be made only to the extent of compliance with the Lessor's Work as set forth in Exhibit "C". Lessee, Lessee's agent or representative shall execute, within 10 days of Lessor's notification, a Lessee's Acceptance letter in the form of Exhibit "E", or such other form or any additional provisions which may reasonably be required by Lessor's Lenders. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Lessee's business. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises and the Building were at such time in satisfactory condition.

4.   ANNUAL BASIC RENT.
      4.1 Lessee agrees to pay Lessor as Annual Basic Rent for the Premises the Annual Basic Rent designated in Paragraph 1 (subject to adjustment as hereinafter provided) in twelve (12) equal monthly installments, each WITHOUT OFFSET, NOTICE OR DEMAND AND WITHOUT GRACE, in advance on the first day of each and every calendar month during said term, received at Lessor's office no later than said first day of each calendar month. The first month's rent shall be paid upon the execution hereof. Rent payable for any period of less than one calendar month installment shall be a pro rata portion of the amount payable based on a thirty (30) day calendar month. The first rental installment payment shall be the sum of the first full month rental installment plus the pro rata portion of the first partial month if Lease Commencement is any day other than the first day of the month. In addition to the Annual Basic Rent, Lessee agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. All rental shall be paid to Lessor, without any prior demand therefore and without and deduction or offset whatsoever, in the lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Lessor designated in Paragraph 1 or to such other person or at such other place as Lessor may from time to time designate in writing. Lessee agrees to pay as additional rent to Lessor, upon demand, Lessee's percentage of any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations hereof, promulgated by any federal, state, regional, municipal or local governmental authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises. Further, all charges to be paid by Lessee hereunder, including, without limitation, payments for real property taxes, assessments, insurance, repairs, operation, management, or other adjustments or charges provided herein, shall be considered additional rent for the purposes of the Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.
      4.2 The Annual Basic Rent as set forth hereinabove shall be increased for each year ("Subsequent Year") of the term of this Lease following the first year if the Consumer Price Index for All Urban consumers (Seattle-Everett, Washington; Base: 1967-100) ("Index"), as published by the United States Department of Labor, Bureau of Labor Statistics, for the "Comparison Month" (described below) increases over the Index for the calendar month ("Base Month") which is four (4) months prior to the month in which the Effective Date hereof occurs. The Base Month Index shall be compared with the Index for the same calendar month for each Subsequent Year ("Comparison Month"). If the Index for any Comparison Month is higher than the Base Month Index, then the Annual Basic Rent for the Subsequent Year following the Comparison Month shall be calculated by dividing the Base Month Index into that number which represents the difference, if any, when subtracting the Base Month Index from the Index for any Comparison Month. In no event shall the Annual Basic Rent be less than that set forth in Paragraph 4.1 above. If the escalations are to be annualized but are not implemented each year, there shall be an imputed increase each year per the terms of the formula, subject to its stated maximum and minimum increase, which shall be the amount upon which the escalation for the next ensuing year shall be calculated. In way of illustration only, if the Effective Date occurs in August of 1981, then the Base Month Index would be that for April, 1981 (assume such index at 130) and that Index shall be compared with the Index for

April, 1982 (assume such Index at 136). Because the Index for April, 1982 is four and six-tenths percent (4.6%) higher than the Index for April, 1981 based on the assumptions of 136 and 130, respectively, the Annual Basic Rent commencing in August of 1982 would be four and six-tenths percent (4.6%) higher than the Annual Basic Rent for the first twelve months of the Lease Term. Likewise the Index for April, 1983 would be compared with the Index for April, 1981. Should said Bureau discontinue the publication of the above Index or publish the same less frequently, or alter the same in some other manner, the Lessor shall adopt a substitute Index or substitute procedure which reasonably reflects and monitors consumer prices. In no event shall the annualized escalation exceed 7%, nor shall they be less than 3.5%.

5.   ADDITIONAL RENT - PERIODIC ADJUSTMENTS.

     5.1 Additional Rent. In addition to Annual Basic Rent, Lessee shall pay to Lessor as additional Rent an amount estimated by Lessor to be Lessee's share of building operating expenses (as defined in this section). This amount is payable in advance on the first day of each month per each and all of the terms related to the payment of Basic Rent. Such Additional Rent for the first month or any portion thereof shall be paid on or before the date the term commences. Additional rent for any partial month shall be prorated.
      5.2 Definitions. For the purpose of this lease, the following terms are defined as follows:
           a. Lease Year: Each calendar year of the Term of this lease, or partial calendar year in the first and last years of the term.
           b. Lessee's Percentage: That portion of the Building occupied by Lessee divided by the total square footage of the Building which result is set forth as a percentage in Paragraph 1 above, including a common area load factor, subject to an equitable adjustment in the event of any disproportionate usage or consumption by Lessee.
          c. Operating Expenses: The term "Operating Expenses" shall mean the amount of all Lessor's costs and expenses paid or incurred in operating and maintaining the building and its supporting property for a particular calendar year as determined by Lessor in accordance with generally accepted accounting principles, consistently applied, including by way of illustration and not limitation, all property taxes and all assessments levied against the building or the real property upon which it is located, other than penalties for late payment, including costs and expenses of contesting the validity or amount of any such taxes or assessments; insurance premiums; any non-progressive tax on or measured by gross rentals received from the rental of space in the Building; any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the premises; any tax on this transaction or any document to which Lessee is a party creating or transferring an interest in the Premises, and any expenses, including cost of attorneys or experts, reasonably incurred by Lessor in seeking reduction by the taxing authority of the above-referenced taxes; but shall not include any net income, capital stock, estate or inheritance taxes; water, sewer, electrical and other utility charges other than those separately billed to and paid by Lessee as provided in this Lease; service and other charges incurred in the operation and maintenance of any elevator and the heating, ventilation, and air conditioning system; cleaning and other janitorial services; independent contractors, suppliers, and vendors; tools and supplies; repair costs; landscape maintenance and replacement costs; ice and snow removal; security service; directional signs and other markers; parking area maintenance; car stops; license, permit and inspection fees; management fees, including an allowance to Lessor for Lessor's supervision of maintenance and operation of the building and the real property upon which it is located; wages and related employee benefits payable for the maintenance and operation of the building; professional services; the fair rental value of the Building Office; and, in general, all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. There shall also be included in Operating expenses the cost or portion thereof reasonably allocable to the building amortized over such period as Lessor shall reasonably determine, together with interest at the rate of twelve percent (12%) per annum on the unamortized balance, of any capital improvement made to the building by Lessor after the date of the Lease which is required under any governmental law or regulation that was not applicable to the building at the time it was constructed, or which is installed as a labor-saving device or other equipment, which improved the Operating efficiency of any system within the building (such as an energy management computer system, if one is not already installed in the building) and thereby reduces operating expenses, then Lessor may add to operating expenses in each year during the useful life of such installed device or equipment an amount equal to the annual amortization allowance of the cost of such installed device or equipment as determined in accordance with applicable regulations of the Internal Revenue Service or generally accepted accounting principles, together with interest at the rate of twelve percent (12%) per annum on the unamortized balance thereof; provided, however, that the amount of such allowance and interest shall not exceed the annual cost or expense reduction attributed by Lessor to such installed device or equipment; and further provided that in no event shall such allowance and interest increase Lessee's share of annual building operating expenses over what it would have been if such labor-saving device or other equipment had not been installed.
       5.3 Periodic Adjustment. Tenant's share of building operating expenses payable to Lessor monthly at the start of the lease term shall be as set forth in Paragraph 1 of this Lease. Lessor may adjust the Additional Rent effective at the beginning of any accounting period on the basis of the Lessor's reasonably anticipated building operating expenses for that accounting period. Operating, Expense budgets and reconciliations shall be based on each calendar year. Lessor shall furnish to Lessee as soon as reasonably practicable after each calendar year a statement showing Lessee's share of the actual building Operating expenses for such accounting period and the payments made by Lessee in that regard along with projected expenses for the following year. If Lessee's share of actual building operating expense for the accounting period exceeds the payments made by Lessee, Lessee shall pay lessor the deficiency within thirty (30) days after receipt of the statement including any deficiencies based on the current year for months which have already lapsed. If Lessee's payments made during the accounting period exceed Lessee's share of the actual building Operating expenses for such period, Lessor shall credit such excess against the next Additional Rent payment or payments due from Lessee. Lessee shall have the right to inspect, at reasonable times and in a reasonable manner during the thirty (30) days following delivery of Lessor's statement of Lessee's share of actual Building operating expenses, such as Lessor's reconciliation of costs as pertains to and contain information concerning such costs and expenses in order to verify the amounts thereof. Such inspection shall be at the sole cost and expense of Lessee.
      5.4 Operating Expenses. Even though the term has expired and Lessee has vacated the Premises, when the final determination is made of Lessee's percentage of Operating Expenses for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated expenses paid.
      5.5 Default. In addition to the statutory or contractual remedies which are provided elsewhere, and not in lieu of the same, in the event Lessee fails or refuses at any time to pay when due its share of the aforesaid expenses as set forth below, then legal remedies may be instituted against the defaulting party for payment plus interest at the rate of one and one-half percent (1 - 1/2%) per month. In addition to the foregoing, if any party defaults under this Agreement, any other part may institute legal remedies against the remedy. In addition to recovery of the sum or sums as expended on behalf of the defaulting party, the prevailing party shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorney's fees for the services rendered to the prevailing party in such action, in addition to costs.
      5.6 Rent Payment. In the event Lessor should fail to receive any installment of rent or any sum due hereunder after such amount is due, Lessee shall pay to Lessor as additional rent due immediately a late charge equal to twelve (12%) percent of total rents due for the period as liquidated damages to cover administration and collection costs. Funds received by Lessor shall first be credited to rents and charges in the order in which they were due. Additionally, interest will accrue at the rate of one and one-half (1 - 1/2%) percent per month on the past due rental and charges from the due date until paid. A $25 charge will be paid by Lessee to Lessor for each returned check. Receipt by the Lessor of the monies stipulated herein shall not restrict the Lessor from any other actions or remedies as set forth herein regarding the late payment or nonpayment of any monthly rent payment or any other sum due hereunder. Notwithstanding the provisions hereof, no charge or interest shall be imposed which is in excess of the legal limit permitted by law.
      5.7 License and Taxes. Lessee shall be liable for, and shall pay throughout the lease Term, all license and excise fees and occupation taxes covering the business conducted on the Premises. If any governmental authority or unit under any present or future law effective at any time during the Leaser Term hereof shall in any manner levy a tax on rents payable under this Lease or rents accruing from use of the Premises or a tax in any form against Lessor because of, or measured by, income derived from the leasing or rental of said property, such tax shall be paid by Lessee, either directly or through Lessor, and upon Lessee's default therein, Lessor shall have the same remedies as upon failure to pay Minimum Rent. It is understood and agreed, however, that Lessee shall not be liable to pay any net income tax imposed on Lessor unless, and then only to the extent that, the net income tax is a substitute for real estate taxes.
      5.8 No Rent Offset. Lessee waives and disclaims any present or future right to apply any payment or part payment of rent against any obligations of Lessor however incurred, or to assert any such obligation as an offset or counterclaim in any action for rent; and agrees that it will not claim or assert any such right, offset or counterclaim.
6.   CARE AND USE OF PREMISES.
      6.1 Permitted Use. During the Term of this Lease, or any extension or renewal thereof, the Premises are to be used for the purpose specifically specified in Paragraph 1 and for no other business, use, or purpose. such use shall be conducted exclusively under the name of Lessee, or the D/B/A specified in Paragraph 1.
     6.2 Nature of Use. Lessee shall use and occupy the Premises in a careful, safe and proper manner and shall keep the Premises in a clean and safe condition in accordance with this lease and local ordinances and the lawful directions of proper public officers. Lessee shall use and maintain the Premises consistent with reasonable standards of good professional office building operations, and Lessee shall not permit solicitations, demonstrations, itinerant vending or any other activities inconsistent with such standards.
      6.3 Use Restrictions. Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way invalidate, restrict, or increase the cost of any fire, "All-Risk", extended coverage or other insurance policy covering the building and/or property located therein, and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating bureau, or any other organization performing a similar function, relating to or affecting the condition and/or use or occupancy of the Premises. In the event the Premises are a part of a larger building or portion of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall, within five days of demand, pay for any increase in the property casualty insurance of said other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises. Lessee agrees that it has determined to Lessee's satisfaction the Premises can be used for the purpose for which they are leased. Lessee shall no permit any objectionable noise or odor to escape or be emitted from the Premises. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them or use or allow the Premises to be used in any improper, immoral, unlawful or objectionable purpose; nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any disfigurement or injury to the Building, and/or waste in or upon the Premises. The Premises shall not be used for lodging or sleeping, and no animals or birds will be allowed in the building. Lessee shall not store or display for sale or advertising purpose, without Lessor's prior written consent, any material, supplies, finished or semi-finished products, signs, banners or any other items outside the Premises or building of which the leased area is a part. Nor shall lessee install exterior lighting, amplifier or similar devices which may be seen and/or heard outside the premises. None of Lessee's obligations are conditioned upon the manner in which the Lessor or successor employs the remainder of the Building in which the Premises are situated or the business undertaken by other tenants, or the degree of occupancy in the building. Lessee shall not maintain or permit to be maintained within the Premises any vending machines of any nature.
      6.4 Lawful Use and Reputation of the Center. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any Certificate Of Occupancy issued for the Building, or of any master lease or ground lease underlying the Premises, or which is in derogation of the reputation and image of the Building and its business environment. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force. The judgment, diminished judgment, settlement with the court, or adjudication of no content, on behalf of Lessee from any court of competent jurisdiction or the admission by Lessee in an action against Lessee, whether Lessor be party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee.

7.   UTILITIES SERVICE.
      7.1 Installation. Upon receipt of occupancy permit, Lessee warrants that it has inspected the Premises and is satisfied with the current nature and level of electrical service, heat, water and other services (if any) supplied to the Premises and Lessor shall not be required to install additional electrical power, heating or plumbing to the Premises. All additional installation or distribution of utilities shall be at Lessee's sole cost and responsibility. Lessee shall pay the cost of installing separately metered services or submitters to Premises.
      7.2 Utilities and Services. Provided that lessee is not in default of this Lease, Lessor agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for UTILITIES and Services, attached hereto as Exhibit "G", subject to the conditions and in accordance with the standards set forth therein. Lessor shall not be liable for, and Lessee shall not be relieved from, the performance of any covenant or agreement in this Lease because of lessor's failure to furnish any of the foregoing when such failure is caused by accident, breakage, or repairs, strikes, lockouts or other labor disturbances or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Lessor's reasonable control. In the event of any failure, stoppage or interruption thereof, Lessor shall diligently attempt to promptly resume service.

8.   CONSTRUCTION AND ALTERATION OF PREMISES.
      8.1 By Lessor. This Lease may impose the obligation of Lessor to construct improvements only if specifically set out in an attached Exhibit and is initialled by lessor. Such work ("Lessor's Work") shall be done in conformity with the description of Lessor's Work as set forth in said attached Exhibit.

      8.2 Construction by Lessee. Lessee shall cause Lessee's construction work, if any, to be performed by licensed contractors, approved by Lessor, and the contractors shall provide, if required by Lessor, a performance and payment bond satisfactory to Lessor covering all Lessee's work. Lessor reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Lessee therefore or otherwise affecting Lessee's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises if required so to do by any law or regulation) and the fixtures and equipment thereof as well as in or to the entrances, halls, passages and stairways thereof, and to change the name by which the Building is commonly known, as Lessor may deem necessary or desirable. Nothing contained in this Subparagraph 8.2 shall be deemed to relieve Lessee of any duty, obligation or liability of Lessee with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority. Nothing contained in this Subparagraph shall be deemed or construed to impose upon Lessor any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as expressly provided in this Lease.
       8.3 Alteration. Lessee shall have the right to make decorations, alterations, additions or improvements to the Premises which Lessee deems necessary or desirable, but Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the Premises of any part thereof without first obtaining the written consent of Lessor, which consent may be subject to such conditions as Lessor may deem appropriate. Any such alterations, additions or improvements shall be made by Lessee, at Lessee's sole cost and expense, and Lessee shall give Lessor written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Lessor may post a notice of non-responsibility. All such work shall be done at such times and in such manner as Lessor may from time to time designate. Lessee shall provide its own trash containers for construction debris; shall use service entrances to the Premises; will conduct no core drilling or jack-hammering during business hours; and will not disrupt other tenants or their invitees. Lessee shall promptly discharge its payment obligations to the laborer, vendors, or contractor to avoid the filing of mechanics' liens or other liens and charges which may result upon non-payment to the supplier, materialmen or laborer. If Lessee desires telephonic or any other electronic connection, Lessor will direct the installers and/or electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires or installation thereof will be permitted. All costs related to telephone installation, service and equipment shall be the sole cost of Lessee. Lessee agrees that it will not install any equipment that will exceed or overload the capacity of any utility equipment serving the building and that if any equipment installed by Lessee shall require additional capacity the same shall be installed at Lessee's expense in accordance with plans and specifications to be approved in writing by Lessor.
     8.4 Restrictions on Improvements. All changes or alterations to the Leased Premises are subject to the following additional conditions:
           a. No improvement or alteration shall be permitted which will impair the structural soundness or diminish the value of the Building containing the Leased Premises or the property upon which it is located. Lessee shall indemnify and hold Lessor harmless from any and all liability, costs, damages, expenses (including attorneys'
fees) and from any and all liens or other claims resulting therefrom. Upon the expiration or sooner termination of the Lease, Lessee shall upon demand by Lessor, at Lessee's expense forthwith and with all due diligence by Lessee, remove any such improvements as demanded by Lessor to be removed, and Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.
           b. All improvements or alterations shall be performed in a good and workmanlike manner, in strict conformance to only those plans and specifications which have been approved in writing by Lessor and in compliance with all building and zoning laws or regulations, and in accordance with all other laws, ordinances, orders, rules, regulations, and requirements of federal, state, and municipal governments, their appropriate departments, commissions, boards, and officers; and Lessee shall obtain at Lessee's expense all necessary certificates, permits, inspections and approvals.
           c. At Lessor's option, Lessee shall be required to provide general liability insurance for additional sums as deemed appropriate by Lessor, naming Lessor and Lessor's property manager as an additional insured, covering the hazards existing or caused during any periods of alterations, repair or construction.
          d. All alteration or construction work undertaken by Lessee shall be per complete plans and specifications which shall be approved in writing by Lessor. Upon completion of the work, Lessee shall provide Lessor with accurate and complete "as-built" plans and specifications. Failure of any of these conditions by Lessee shall be a material breach.

9.  REPAIRS, MAINTENANCE AND ALTERATIONS.
      9.1 Condition of Premises. By entry hereunder, Lessee accepts the Premises and the common areas as being in good, sanitary order, condition and repair, and accepts any equipment on or in Leased Premises in its existing condition. No representation, statement, or warranty, express or implied, has been made by or on behalf of Lessor regarding the condition of the Premises, common areas or equipment or permissible uses. Lessee shall at all times throughout the Lease Term, when and if needed or whenever requested by Lessor to do so, at

Lessee's sole cost and expense, keep the Premises (including interior doors and entrances, all windows and mouldings and trim of all doors and windows) and all partitions, door surfaces, fixtures, equipment and appurtenances thereof (including lighting, heating and plumbing fixtures, and restrooms, if a part of Demised Premises exclusively), in first class condition and repair and in good working order (including damage from burglary or attempted burglary of the Premises), and make all repairs to the Premises and every part thereof.
      9.2 Lessor's Right to Repair. If the Lessee does not make repairs promptly and adequately, or fails to maintain the Premises in good repair, Lessor may, but shall not be required to make repairs upon ten (10) days notice to Lessee, and Lessee shall pay promptly the reasonable cost thereof, as additional rent, on the next rent date thereafter. Lessor shall have a right of entry upon the Premises for such purposes. Lessee agrees that "reasonable cost" as used in this Paragraph 9, shall mean Lessor's out-of-pocket costs plus twenty percent (20%) to cover overhead, administrative and collection charges. Lessee shall, upon the termination of this Lease, surrender the Premises to Lessor, in the same condition as when received or when first installed, except for ordinary wear or for damage covered by Lessor's fire and extended coverage insurance. There shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations, or improvements in or to any portion of the premises or building, common area, or to fixtures, appurtenances, and equipment therein.
      9.3   Lessor's Maintenance.  Anything contained in  Subparagraph
9.1 above to the contrary notwithstanding, Lessor shall repair and maintain the structural portion of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Lessor, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Lessee, its agents, servants, employees or invitees, in which case Lessee shall pay to Lessor, as additional rent, the reasonable cost of such maintenance and repairs. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repair or maintenance is given to Lessor by Lessee. Except as provided in Paragraph 14 hereof there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Lessor's expense under any law, statute or ordinance now or hereafter in effect. Lessor shall not be liable for any claims for damage resulting from leaking, frozen or ruptured pipes, ceiling, or otherwise.
      9.4 HVAC. Lessee shall operate all heating, ventilating, air conditioning and/or other mechanical equipment in the building in strict compliance with instructions, rules or regulations given by Lessor or its agent. Any failure to adhere to this provision and which causes damage directly or indirectly shall be the responsibility of Lessee. Lessee shall pay all costs for maintenance, repair and operation of all mechanical equipment used by Lessee, or serving Lessee's premises, including a reasonable reserve for depreciation cost of such equipment. Lessor may engage a maintenance contractor to maintain and repair the heating, ventilating, and air conditioning system, if any, servicing the Leased Premises. At Lessor's election, Lessee shall pay its share of such costs directly to such vendor or contractors. Under no circumstances shall Lessee or Lessee's agent be allowed on the roof for any reason whatsoever.
     9.5 Supplies. Lessee shall furnish all expendable items used in the Premises to include, but not limited to, light bulbs, tubes, ballasts, soaps, paper goods and supplies.

10.  LIENS AND ENCUMBRANCES.
      10.1 Liens. Lessee shall keep the real property in which the Premises forms a part free from any liens arising out of any work performed, materials furnished or any other obligations incurred by Lessee. If any such liens are filed, Lessor may without waiving its rights and remedies based on such breach of Lessee and without releasing Lessee from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Lessee shall pay to Lessor at once, upon notice by Lessor, any sum paid by Lessor to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Lessor. Lessor may require, at Lessor's sole option, that Lessee shall provide to Lessor, at Lessee's sole cost and expense, payment and performance bonds in an amount equal to one and one half (1-1/2) times the estimated cost of such work, materials, labor and supplies and/or any improvements, additions, or alterations in the Premises which the Lessee desires to make, to insure Lessor against any liability for mechanics'  and  materialmen's liens and to insure completion  of  the work.
      10.2 Encumbrances. The Lessee shall not cause or suffer to be placed, filed or recorded against the title to the Premises, the Building of which the Premises is a part, the Project in which the Premises is located, or any part thereof, any mortgage, deed of trust, security agreement, financing statement or other encumbrance; and further, in no event shall any lien of Lessee's mortgage, deed of trust, or other security agreement or financing statement cover the Premises, the Building of which the Premises is a part or the Building or any part thereof nor any leasehold improvements, alterations, additions, or improvements thereto. The form of such mortgage, deed of trust or other security agreement or financing statement which includes a legal description of the Premises, or the Building of which the Premises is a part or the address thereto, but not creating an encumbrance thereon, shall be subject to Lessor's prior written approval, which approval shall be subject to such conditions as the Lessor may deem appropriate, and Lessor's approval shall be in writing.
      10.3 Costs. Lessee shall indemnify and hold Lessor harmless from any and all liability, costs, damages, expenses, including attorneys' fees and related costs, regardless of whether litigation occurs, irrespective of the nature of the breach.

11.  ENTRY BY LESSOR.
      Lessor reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers or tenants, to alter, improve or repair the Premises or any other portion of the Building, to post notice of non-responsibility, all without being deemed guilty of any eviction of Lessee and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, and during the course of work being performed keep and store upon the Premises all necessary material, supplies, and equipment, provided that the business of Lessee shall be interfered with as little as is reasonably practicable. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults and safes. No additional locks shall be placed by Lessee upon any doors in Premises and if more than two keys for any lock are desired, such additional keys shall be paid for by Lessee. All keys shall be duplicated only by Lessor, and under no circumstance shall Lessee cause any key to be duplicated. Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency or in re-taking possession in order to obtain entry to the Premises, and any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstance be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Lessee. It is understood and agreed that no provision of the Lease shall be construed as obligating Lessor to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Lessor.

12.  RISK AND INDEMNIFICATION.
     12.1 Lessee agrees that Lessor shall not be liable for injury to any person, or for the loss of or damage to any property (including property of Lessee) occurring in or about the Premises and the common area from any cause whatsoever. Lessee hereby indemnifies and holds Lessor harmless from and against, and agrees to defend Lessor against, any and all claims, charges, liabilities, obligations, penalties, causes of action, liens, damages, costs and expenses (including attorneys' fees) arising, claimed, charged or incurred against or by Lessor from any matter or thing arising from Lessee's use or occupancy of the Premises, the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Lessee in or about the Premises whether prior or subsequent to the commencement of the Term of this Lease, and Lessee shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part or to be performed under the terms of this Lease, or arising from any act, negligent fault or omission of the Lessee, or any officer, contractor, agent, employee, guest, licensee, or invitee of Lessee, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim (including appeals) or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of such claim. Lessee, upon notice from Lessor, shall defend the same at Lessee's expense. Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause whatsoever except that which is caused by the failure of Lessor to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure.
      12.2 The indemnification provided for in this Paragraph shall survive any termination or expiration of this Lease. Lessor and its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster or other material, steam, gas, electricity, or from bursting, overflowing, or leaking of water, water or rain which may leak from any part of the Premises or from pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness, from electrical wiring, circuitry, power surges, overloads, spiking or interruption of any kind, air conditioning equipment, or from gas or odors, sprinkler leakage, or caused in any manner, or from any other cause whatsoever, unless caused by or due to the gross negligence of Lessor, its agents, invitees, servants or employees. Lessor and its agents shall not be liable for interference with the light, air, or other incorporeal hereditaments or for any latent defect on the Premises or the Building. Lessee shall give prompt notice to Lessor in case of casualty or accidents on or about the

Premises. Lessor or its agents shall not be liable for any damage to property entrusted to employees of the building or its management, nor for the loss of or damage to any property by theft or otherwise.

13.  INSURANCE.
      13.1  Lessor's Insurance.  Lessor shall procure and maintain  at all times during the Term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (exclusive of Lessee's trade fixtures, non-standard tenant improvements, equipment and personal property),
providing   protection  against  all  perils   included   within   the
classification of fire, extended coverage, all risk of loss as it relates to the standard insuring clause, loss of rental income, Lessor's risk liability coverage, and to the extent the Lender may require or as Lessor may deem prudent, coverage against such other hazards that are then commonly insured against for similar properties. In the event said coverages have deductible clauses, Lessee shall be
liable  for the deductible amount, or its proportionate amount.   Such
insurance shall provide for payment of loss thereunder to Lessor and/or the holder of any mortgages or deeds of trust or real estate contracts on the premises. Lessee shall pay Lessee's equitable and proportionate share of such insurance premiums to Lessor as additional rent which is in express of the Direct Expenses Base.
     13.2 Lessee's Liability Insurance. During the entire Lease Term and at any time prior to the Lease Term, commencing with the day on which the Lessee is given possession of the Premises for any reason, the Lessee shall, at its own expense, maintain adequate liability insurance with a reputable insurance company or companies with minimum amounts of $1,000,000 combined single limit for personal injuries and property damage, to indemnify both Lessor and Lessee against any and all liability of Lessee with regard to the premises or use or occupancy thereof, and its operation within the Building, and against any such claims, demands, losses, damages, liabilities and the limit of any such insurance shall not limit the liability of Lessee
hereunder.   Lessor and the management company, if  any,  employed  by
Lessor with respect to the Building shall be named as co-insureds.
      13.3   Lessee's  Fire and All Risk Coverage  Insurance.   Lessee
shall also at its own expense maintain, during the Lease Term, or any other period of occupancy, and at any time prior to the lease term commencing with the date on which the Lessee is given possession of the Premises for any reason, insurance covering its furniture, fixtures, equipment, all leasehold improvements and inventory in an amount equal to not less than one hundred percent (100%) of the full replacement value thereof and insuring against fire and all risk
perils   coverage  as  provided  by  a  standard  all  risk   coverage
endorsement  and  the  plate  glass  and  all  other  glass   is   the
responsibility of the Lessee in the event of breakage from any cause. Lessee shall, at its sole cost and expense, obtain and maintain builder's risk insurance as the Lessor may require and covering any work which Lessee may undertake, or have undertaken on Lessee's behalf, with respect to the Premises. Lessee shall provide Lessor
with copies of the policies of insurance or certificates thereof.   If
Lessee fails to maintain such insurance, Lessor may maintain the same on behalf of Lessee. Any premiums paid by Lessor shall be deemed additional rent and shall be due on the payment date of the next installment of Basic Annual Rent hereunder, or at Lessor's option the Lease may be immediately terminated, such failure on part of Lessee being a default hereunder.
      13.4 Insurance Policies. All insurance policies shall name Lessor as additional insured and shall be with companies and with loss-payable clauses satisfactory to Lessor, and certified copies or originals of policies or certificates evidencing such insurance shall be delivered to Lessor by Lessee prior to Lessee commencing occupancy and thereafter within thirty (30) days prior to each renewal thereof. Such certificate shall be from a company holding a "Best's Rating" of at least A: Class IX, indicating that the insurance policy is in full force and effect, and that the policy shall bear an endorsement that the same not be cancelled or amended unless thirty (30) days prior written notice by U.S. Certified Mail of the proposed cancellation or amendment has been given to Lessor. Each of said certificates of insurance and each such policy of insurance required to be maintained by Lessee hereunder shall expressly evidence insurance coverage as required by the Lease. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Lessor may carry.

14.  DAMAGE OR DESTRUCTION.
     14.1 In the event the Building and/or the Building Standard Work is damaged by fire or other perils covered by Lessor's insurance Lessor shall:
           a. In the event of total destruction, at Lessor's option, within a period of ninety (90) days thereafter, commence repair, reconstruction and restoration of said Building and/or Building
Standard Work and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within said ninety (90) day period elect not to so repair, reconstruct or restore said Building and/or Building Standard Work in which event this Lease shall terminate. In either event, Lessor shall give Lessee written notice of its intention within said ninety (90) day period. In the event Lessor elects not to restore said Building and/or Building Standard Work, this Lease shall be deemed to have terminated as of the date of such total destruction.
           b. In the event of a partial destruction of the Building and/or Building Standard Work, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Building Standard Work may be repaired, reconstructed or restored within a period of ninety
(90) days from the date of the happening of such casualty and Lessor will receive insurance proceeds sufficient to cover the cost of such repairs, Lessor shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration is such as to require a period longer than ninety (90) days or exceed twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Lessor either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Lessor may elect not to repair, reconstruct or restore and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph 14.1(a), Lessor shall give written notice to Lessee of its intention within said ninety (90) day period. In the event Lessor elects not to restore said Building and/or Building Standard Work, this Lease shall be deemed to have terminated as of the date of such partial destruction.
      14.2 Upon any termination of this Lease under any of the provisions of this Paragraph 14, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Lessor except for items which have therefore accrued and are then unpaid.
      14.3 In the event of repair, reconstruction and restoration by Lessor as herein provided, the rental provided to be paid under this Lease shall be abated proportionately with the degree to which Lessee's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Lessee shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.
      14.4 Lessee shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 14. Notwithstanding anything to the contrary contained in this Paragraph, should Lessor be delayed or prevented from repairing or restoring the damaged Premises within one
(1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Lessor, Lessor shall be relieved of its obligation to make such
repairs  or  restoration  and  Lessee  shall  be  released  from   its
obligations  under  this Lease as of the end  of  said  one  (1)  year period.
      14.5 In the event that damage is due to any cause other than fire or other peril covered by extended or all-risk coverage insurance, Lessor may elect to terminate this Lease.
      14.6 It is hereby understood that if Lessor is obligated to or elects to repair or restore as herein provided, Lessor shall be obligated to make repair or restoration only to those portions of the Building and the Premises which were originally provided at Lessor's expense, and the repair and restoration of items not provided at Lessor's expense shall be the obligation of Lessee.
      14.7 Notwithstanding anything to the contrary contained in this Paragraph 14, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph occurs during the last twelve (12) months of the Term of this Lease, or any extension hereof.

15. MUTUAL RELEASE AND WAIVER OF SUBROGATION. Lessee and Lessor do each herewith and hereby release and relieve the other, or against any other tenant or occupant of the Premises or Building, or against the officers, employees, agents, representatives, customers and invitees of such other party or of such other tenant or occupant of the Building, and waive their right of subrogation and their entire claim of recovery, for loss or damage to such waiving party or its property or the property of others under its control, arising out of or incident to fire, perils or any cause insured against included in the extended or all-risk coverage endorsement, standard form of fire insurance policy, with all permissible extension endorsements covering additional perils or loss, or under any other policy of insurance carried by such waiving party in lieu thereof; all risk of loss as it relates to the standard insuring clause and sprinkler leakage, in, on or about said Premises, whether due to negligence of any of the said parties, their agents, employees or otherwise. Each party shall so inform their respective insurance carriers of this clause and shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver. Lessee shall, at request of Lessor, execute and deliver to Lessor a form of Waiver of subrogation in the form and content as required by Lessor's insurance carrier.

16. EMINENT DOMAIN. In the case the whole of the Premises, or such part thereof as shall substantially interfere with Lessee's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Lessee shall not assert any claim against Lessor or the taking authority for any compensation because of such taking, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Lessee. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Lessee's business, Lessor shall be entitled to the entire amount of the award without deduction for any estate or interest of Lessee, and Lessor at his option may terminate this Lease. If Lessor does not so elect, Lessor shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Lessee for the rent corresponding to the time during which, and to the part of the Premises of which, Lessee shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Lessor any interest in any award made to Lessee for the taking of personal property and fixtures belonging to Lessee. A sale by Lessor to any authority with the power of eminent domain either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain under this Paragraph.

17.  DEFAULTS AND REMEDIES.
      17.1 Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee:
           a. Vacation and Abandonment. The vacation or abandonment of the Premises by Lessee. Abandonment is herein defined to include, but is not limited to, any absence by Lessee from the Premises for five (5) business days or longer while in default of any provisions of this Lease.
           b. Failure to Pay Rent. The failure by Lessee to make any payment of rent or additional rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee.
          c. Failure to Perform. The failure by Lessee to observe or perform any of the expressed or implied covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in Paragraph 17.1(b) above, where such failure shall continue for a period of five (5) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than five (5) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said five (5) days period and thereafter diligently prosecutes such cure to completion, but in no event shall such default extend beyond thirty (30) days.
          d.  Bankruptcy or Insolvency.
                1) The making by Lessee of any general assignment for the benefit of creditors;
                2) the filing by or against Lessee of a petition to have Lessee adjudged as bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within thirty (30) days of filing);
                3) the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or
               4)  the attachment, execution or other judicial seizure
of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where such seizure is not discharged within thirty (30) days, whichever shall first occur.
      17.2  Remedies in Default.  In the event of any such default  or breach by Lessee, in addition to any other remedies available to Lessor at law or in equity, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach at law or in equity:
           a. Re-enter and Take Possession. Re-enter said Premises, with or without process of law, using such force as may be required and remove all persons, fixtures or chattels therefrom. In the event of any such retaking of possession of Premises by Lessor herein provided, Lessee shall remove all personal property located thereon and upon failure to do so upon demand of Lessor, Lessor may in addition to any other remedies allowed by law, remove and store the same in any place selected by Lessor, including but not limited to a public warehouse, at the expense and risk of Lessee. If Lessee shall fail to pay any sums due hereunder together with the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Lessor may sell any or all of such property at public or private sale and shall apply the proceeds of such sale first, to the cost of such sale; second, to the payment of the charges for storage, if any; and third, to the payment of any other sums of money which may be due from Lessee to Lessor under the terms of this Lease; and the balance, if any, to Lessee. Lessee hereby waives all claims for damages that may be caused by Lessor's re-entering and taking possession of Premises or removing and storing or selling the property of Lessee as herein provided, and will indemnify and save Lessor harmless from loss, costs or damages occasioned Lessee thereby, and no such re-entry shall be considered or construed to be a forcible entry. Upon such re-entry, Lessor may elect either to declare this Lease forfeited and the Lease terminated, or without terminating the Lease, to re-let all or any part of the Premises as the agent of and for the account of the Lessee upon such terms and conditions as Lessor may deem advisable, for a term which may expire before or after the expiration date of this Lease. RE-ENTRY OR TAKING POSSESSION OF SAID PREMISES BY LESSOR SHALL NOT BE CONSTRUED AS AN ELECTION ON ITS PART TO TERMINATE THIS LEASE UNLESS A WRITTEN NOTICE OF SUCH INTENTION BE GIVEN TO LESSEE. Notwithstanding such re-entry by Lessor, or whether the Lease is terminated or not, the liability of Lessee for the rent provided for herein shall not be extinguished for the balance of the Term of this Lease. The rents received on such re-letting shall be applied first to the expenses of re-letting and collection as hereinafter provided.
           b. Continue the Lease. Lessor may maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all Lessor's rights and remedies under this Lease, including the right to recover the Basic Annual Rent and any other charges and Adjustments as may become due hereunder and to be reimbursed for all costs and expenses if Premises are re-let as described in Subparagraph (d) hereunder;
          c. Terminate Lease. Terminate Lessee's right to possession and use of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. Lessor shall be reimbursed for all costs and expenses if Premises are re-let as described in Subparagraph (d) hereunder;
            d. Monetary Damages and Recovery. Lessee hereby specifically agrees to accept full liability for payment of all damages directly or indirectly suffered by Lessor which are proximately caused by any default or breach pursuant to this Lease, whether or not such default or breach is declared by Lessor, and such elements of damage and recovery by Lessor from Lessee shall specifically include, but not be limited to:
                1) the worth at the time of award of any unpaid rent which had been earned at the time of such termination of the Lease or possession; plus
                2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination of the Lease or possession until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus
                3) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus
               4)  any other amount necessary to compensate Lessor for
all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to:
      As used in Subparagraphs 17(d)(1) and (2) above, the "worth at the time of award" is computed by allowing interest at one and one-half percent (1-1/2%) per month. As used in Subparagraph 17(d)(3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
      The expenses of re-letting the Premises, including but not limited to necessary changes, improvements, renovation and alteration of the Premises (including advertising, administrative, overhead and expense, leasing commissions for the re-letting, legal and accounting costs and fees); the worth at the time of such award of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated Term or which amount is in excess of the actual rent collected or contracted from re-letting the Premises. In the event the Lease or possession is terminated and the Premises are subsequently re-let, no portion of the rents from such new Lease which is in excess of the contracted rent hereunder shall be treated as an offset to monies owed by defaulting Lessee. All unpaid installments of rent or other sums after their due date shall bear interest from the date due at the rate of one and one-half percent (1-1/2%) per month in addition to any late charges which may be imposed for covering administration costs related to such delinquency, whether or not a default is declared. In addition to any other remedy and damages Lessor may have, Lessor may recover from Lessee all damages Lessor may incur by reason of such breach, including but not limited to the above-itemized costs of recovering and re-letting the Premises; or
           e. Other Remedies. Lessor may pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State in which the Premises are located, including but not limited to the right to assess against Lessee an amount equal to the attorneys' fees and all costs incurred by Lessor in collecting any rent or other payment due hereunder, whether or not litigation ensures, and including appeals, which amount shall be due in full within ten (10) days of Lessee's receipt of the assessment by Lessor.
      17.3 Remedies Cumulative - Waiver. It is understood and agreed that the Lessor's remedies hereunder are cumulative and the Lessor's exercise of any right or remedy due to a default or breach by Lessee shall not be deemed a waiver of, or to alter, affect or prejudice any right or remedy which Lessor may have under this Lease or by law or in equity. Neither the acceptance of Basic Annual Rent or Adjustments nor any other acts or omission of Lessor at any time or times after the happening of any event authorizing the cancellation or forfeiture of this Lease, shall operate as a waiver of any past or future violation, breach or failure to keep or perform any covenant, agreement, term or condition hereof or to deprive Lessor of its right to cancel or forfeit this Lease, upon the written notice provided for herein, at any time that cause for cancellation or forfeiture may exist, or be construed so as at any time to stop Lessor from promptly exercising any other option, right or remedy that it may have under any term or provision of this Lease, at law or in equity.

18.  ASSIGNMENT AND SUBLETTING.
      18.1 Lessee shall not, either voluntarily or by operation of law, assign, sell, hypothecate or transfer this Lease, or sublet the premises or any part thereof, or permit or suffer the Premises or any part thereof to be used or occupied as work space, storage space, mail drop, concession or otherwise, by anyone other than Lessee or Lessee's employees without the prior express written consent of Lessor in each instance, which consent shall be subject to such conditions as Lessor may deem appropriate. In the event Lessee desires to request approval to assign, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least thirty (30) days prior to the date when Lessee desires the assignment or sublease to be effective (the "Assignment Date"), Lessee shall give Lessor a notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignees or sublessee, current and signed financial statements, credit information as required by Lessor, the Assignment Date, any ownership or commercial relationship between Lessee and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Lessor shall reasonably require. If Lessor requests additional detail, the Assignment Notice shall not be deemed to have been received until Lessor receives such additional detail, and Lessor may withhold action on the request to any assignment or sublease until such information is provided to it. Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Premises that is not in compliance with the provisions of this Paragraph shall be void and shall, at the option of Lessor, terminate this Lease. Any consent by Lessor to any assignment or subletting shall not be construed as relieving Lessee or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Lessor to any further assignment or subletting or as releasing Lessee or any assignee or sublessee of Lessee from any liability or obligation hereunder whether or not then accrued. In the event Lessee requests Lessor's consent to an assignment or sublease, Lessee shall pay Lessor as additional rent a reasonable administrative fee for costs incurred in connection with evaluating the Assignment Notice. A minimum charge for this service shall be $200.00, and shall not exceed $750.00. Lessee also agrees to reimburse Lessor for Lessor's reasonable attorney's fees incurred in connection with the processing, review and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of ownership or encumbrance of this Lease or Lessee's interest in and to the Premises, and for all other reasonable and necessary costs and consultants related thereto. A change in the majority of the ownership of the capital stock of a corporate Lessee or a change of partners in a partnership Lessee, shall constitute an assignment. Upon Lessor's consent, Lessee shall have the right to assign or transfer any and all of its rights and privileges under this Lease to any corporation or partnership in which Lessee is a principal. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Lessee, or any sublessee of the Premises.
     18.2 Lessor may, in its absolute discretion, withhold consent to any assignment, sale, hypothecation or transfer of this Lease for any reason whatsoever. As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. Notwithstanding the foregoing, Lessor shall consent to the assignment, sale or transfer if the Assignment Notice states that Lessee desires to assign the Lease to any entity into which Lessee is merged, with which Lessee is consolidated or which acquires all of substantially all of the assets of Lessee, provided that the assignee first executes, acknowledges and delivers to Lessor an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Lessee has agreed to keep, observe or perform, that the assignee agrees that the provisions of this Paragraph shall be binding upon it as if it were the original Lessee hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Lessee immediately prior to the assignment.
      18.3 If Lessee shall sublet all or any portion of the Premises, then any consideration paid by the sublessee for the portion of the Premises being sublet that exceeds one hundred percent (100%) of the Basic Rent and rental adjustments provided by this Lease for such portion of the Premises being sublet shall be due, owing and payable from Lessee to Lessor when paid or owing by the sublessee under the sublease. For the purpose of this Paragraph, the rent for each square foot of floor space in the Premises shall be deemed equal.

19.  SURRENDER OF PREMISES.
      19.1 Surrender of Premises. At the expiration or sooner termination of this Lease, Lessee shall return the Premises to Lessor in the same condition in which received (or, if altered by Lessor or by Lessee with the Lessor's consent, then the Premises shall be returned in such altered condition only at Lessor's election), reasonable wear and tear excepted. Lessee shall remove all trade fixtures, appliances and equipment (where such removal will not require structural changes to the premises) which do not become a part of the Premises and alterations which Lessor designates to be removed pursuant to Paragraph 8.3 above, and shall restore the Premises to the condition they were in prior to the installation of said items. Lessee's obligation to perform this covenant shall survive the expiration or termination of this Lease.
     19.2 Non Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sublease or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

20.  EFFECT OF BANKRUPTCY OR OTHER PROCEEDINGS.
           a. If a petition is filed by, or an order for relief is entered against, the Lessee under Chapter 7 of the Bankruptcy Code and the Trustee of the Lessee elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of Subparagraphs (b) and (d) of this Lease are satisfied. If the Trustee fails to elect to assume this  Lease  for  the purpose of assigning it within sixty  (60)  days after his appointment, this Lease will be deemed to have been rejected. The Lessor shall then immediately be entitled to possession of the Demised Premises without further obligation to the Lessee or the Trustee, and this Lease will be canceled. The Lessor's right to be compensated for damages in this bankruptcy proceeding, however, shall survive.
           b. If the Lessee files a petition for reorganization under chapters 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against the Lessee under any other chapter of the Bankruptcy Code is converted to a chapter 11 or 13 proceeding and the Lessee's Trustee or the Lessee as a Debtor-in-Possession fails to assume this Lease within sixty (60) days from the date of the filing of the petition or the conversion, the Trustee or the Debtor-in-Possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to the Lessor and, in the Lessor's business judgment, all of the following conditions, which the Lessor and the Lessee acknowledge to be commercially reasonable, must have been satisfied:
                1)   The Trustee or the Debtor-in-Possession has cured
or has provided to the Lessor adequate assurance, as defined in this Paragraph, that:
                     A) The Trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and
                    B) The Trustee will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of the assumption.
                 2)   The  Trustee  or  the  Debtor-in-Possession  has
compensated the Lessor, or has provided to the Lessor adequate assurance, as defined in this Paragraph, that within ten (10) days from the date of the assumption the Lessor will be compensated for any pecuniary loss he incurred arising from the default of the Lessee, the Trustee, or the Debtor-in-Possession as recited in the Lessor's written statement of pecuniary loss sent to the Trustee or the Debtor-in-Possession.
                 3)   The  Trustee  or  the  Debtor-in-Possession  has
provided the Lessor with adequate assurance of the future performance of each of the Lessee's obligations under the Lease; provided, however, that:
                     A) The Trustee or Debtor-in-Possession will also deposit with the Lessor, as security for the timely payment of rent, an amount equal to three months' rent (as adjusted pursuant to Paragraph 25(3)(c) below) and other monetary charges accruing under this Lease.
                    B) If not otherwise required by the terms of this Lease, the Trustee or the Debtor-in-Possession will also pay in advance, on each day that the minimum rent is payable, one-half of the Lessee's annual obligations under the Lease for maintenance, common area charges, real estate taxes, merchant's association dues, insurance, and similar charges.
                     C) From and after the date of the assumption of this Lease, the Trustee or Debtor-in-Possession will pay as minimum rent an amount equal to the sum of the minimum rental otherwise payable under this Lease plus the highest amount of the annual percentage rent paid by the Lessee to the Lessor within the five-year period to the date of the Lessee's petition under the Bankruptcy Code. This amount will be payable in advance in equal monthly installments on each day that the minimum rent is payable.
                     D) The obligations imposed upon the Trustee or the Debtor-in-Possession will continue for the Lessee after the completion of bankruptcy proceedings.
                4)   The Lessor has determined that the assumption  of
the Lease will not:
                     A) Breach any provision in any other lease, mortgage, financing agreement, or other agreement by which the Lessor is bound relating to the shopping center premises; or
                     B) Disrupt, in the Lessor's judgment, the Lessee mix of the shopping center or any other attempt by the Lessor to provide a specific variety of retail store in the shopping center that, in the Lessor's judgment, would be most beneficial to all of the Lessees of the shopping center and would enhance the image, reputation, and profitability of the shopping center.
                 5)    For   purposes  of  this  Paragraph,  "adequate
assurance" means that:
                     A) The Lessor will determine that the Trustee or the Debtor-in-Possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure the Lessor that the Trustee or the Debtor-in-Possession will have sufficient funds to fulfill the Lessee's obligations under this Lease and to keep the Demised Premises stocked with merchandise and properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Demised Premises; and
                     B) An order will have been entered segregating sufficient cash payable to the Lessor and/or a valid and perfected first lien and security interest will have been granted in property of the Lessee, Trustee, or Debtor-in-Possession that is acceptable for value and kind to the Lessor, to secure to the Lessor the obligation of the Trustee or Debtor-in-Possession to cure the monetary or nonmonetary defaults under this Lease within the time periods set forth above.
           c. In the event that this Lease is assumed by a Trustee appointed for the Lessee or by the Lessee as Debtor-in-Possession under the provision of Paragraph 25(b) of this Lease and thereafter, the Lessee is either adjudicated as bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then the Lessor may terminate, at its option, this Lease and all the
Lessee's rights under it, by giving written notice of the Lessor's election to terminate.
           d. If the Trustee or the Debtor-in-Possession has assumed the lease, under the terms of Paragraphs 25(a) or 25(b) of this Lease, to assign or to elect to assign the Lessee's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if the Lessor acknowledges in writing that the intended Assignee has provided adequate assurance, as defined in the Paragraph 25(5)(d) of future performance of all of the terms, covenants, and conditions of this Lease to be performed by the Lessee. For the purposes of this Paragraph, adequate assurance of future performance means that the Lessor has ascertained that each of the following conditions has been satisfied:
                1)   The  Assigned  has submitted a current  financial
statement, audited by a Certified Public Accountant, that shows a net worth and working capital in amounts determined by the Lessor to be sufficient to assure the future performance by the Assignee of the Lessee's obligation under this Lease;
                2)   If  requested  by the Lessor, the  Assignee  will
obtain guarantees, in form and substance satisfactory to the Lessor, from one or more persons who satisfy the Lessor's standards of credit worthiness;
                3)   The  Assignee  has  submitted  written  evidence,
satisfactory to the Lessor, of substantial retailing experience in shopping centers of comparable size to the shopping center that is the subject of this Lease and in the sale of merchandise and services permitted under this Lease; and
                4)   The  Lessor has obtained all consents or  waivers
from any third party required under any lease, mortgage, financing arrangement, or other agreement by which the Lessor is bound, to enable the Lessor to permit the assignment.
           e. When, pursuant to the Bankruptcy Code, the trustee or the Debtor-in-Possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Demised Premises, the charges will not be less than the minimum rent as defined in this Lease and other monetary obligations of the Lessee for the payment of maintenance, common area charges, real estate taxes, merchant's association dues, insurance, and similar charges.
           f. Neither the Lessee's interest in the Lease nor any estate of the Lessee created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of the Lessee ("state law"), unless the Lessor consents in writing to this transfer. The Lessor's acceptance of rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waivered, or waive, the need to obtain the Lessor's consent or the Lessor's right to terminate this Lease for any transfer of the Lessee's interest under this Lease without that consent.
           g. The Lessor may terminate, at its option, by giving the Lessee written notice of this election, this Lease and all of the Lessee's rights under this Lease if any of the following events occur:
                1)  The Lessee's estate created by this Lease is taken
in execution or by other process of law;
                2)   The  Lessee  or  any Guarantor  of  the  Lessee's
obligations under this Lease ("Guarantor") is adjudicated as insolvent pursuant to the provisions of any present or future insolvency law under the laws of any state having jurisdiction;
                3)   Any  proceedings are filed  by  or  against  that
Guarantor under the Bankruptcy Code or any similar provisions of any future federal bankruptcy law;
               4)  A Receiver or Trustee of the property of the Lessee
or the Guarantor under the Bankruptcy Code or any similar provisions of any future federal bankruptcy law;
               5)  Any assignment for the benefit of creditors is made
of the Lessee's or Guarantor's property under state law.

21.  TAXES ON LESSEE'S PROPERTY.
      21.1 Lessee shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Lessee in or about the Premises. If any such taxes on Lessee's personal property, or trade fixtures are levied against Lessor or Lessor's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Lessee, then Lessor shall have the right to pay the taxes based upon such increased assessments, regardless of the validity thereof, but only under proper protest if requested by Lessee in writing. If Lessor shall do so, then Lessee shall, upon demand, repay to Lessor the taxes levied against Lessor, or the proportion of such taxes resulting from such increase in the assessment. In any such event, Lessee, at Lessee's sole cost and expense, shall have the right, in the name of Lessor and with Lessor's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Lessee.
      21.2 If the Leasehold Improvements in the Premises, whether installed and/or paid for by Lessor or Lessee and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation of which Leasehold Improvements conforming to Lessor's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessments levied against Lessor or the property by reason of such excess assessed valuation shall be deemed to be property taxes and assessments levied against personal property of Lessee and shall be governed by the provisions of Subparagraph 21.1, above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Leasehold Improvements are assessed at a higher valuation than Lessor's "Building Standard", such records shall be binding on both Lessor and Lessee. If the records of the county Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual costs of construction shall be used. All sums payable to Lessor under this Paragraph shall be deemed to be rents.

22. HOLDING OVER. In the event the Lessee remains in the possession of the Leased Premises or any part thereof after the end of the term with or without the expressed written consent of Lessor but without the execution and delivery of a new Lease, there shall be no implied or tacit renewal of this Lease or the term granted hereby and the Lessee shall be deemed to be occupying the Leased Premises as a tenant from month to month, at a monthly rate payable in advance on the first day of each month, without grace, equal to twice the rent due for the last month of the Lease Term, together with a proportionate share of the expenses, operating costs and other rent as set forth in Paragraph 5 herein, and otherwise upon the same terms, conditions and provisions set forth in this Lease insofar as the same are applicable to a month-to-month tenancy. Acceptance by Lessor of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph are in addition to and do not affect Lessor's right of re-entry or any rights of Lessor hereunder or as otherwise provided by law. If Lessee fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Lessor, Lessee shall indemnify and hold Lessor harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs and any loss or damage occasioned by Lessor for failure to deliver Premises which are proximately caused by Lessee's holding over.

23. SECURITY DEPOSIT. Upon the execution hereof, Lessee has deposited with the Lessor a security deposit in the sum shown in Paragraph 1.1 herein. Said sum shall be held as security for the full, faithful and timely performance of the terms, covenants, and conditions of this Lease. In the event of default by Lessee in the performance of any of the covenants, agreements or conditions by it to be kept and performed hereunder, Lessor may, at its sole election, without notice and without terminating this Lease, apply the funds so deposited in payment or rent or other sums due hereunder or in remedying any other default hereunder, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss, cost, damage or expense (including attorney or other professional service fees) which Lessor may suffer or incur by reason of Lessee's default, or Lessor may terminate this Lease by reason of any such default and retain said funds as partial damages for any such default and not by way of penalty, nor shall such liquidated damages be an offset to actual damages incurred by Lessor. Lessee agrees that upon the application by Lessor of funds so deposited, Lessee shall pay Lessor, within five (5) days of demand, the amount so applied which shall be added to the unapplied funds so the funds deposited will be restored to their original amount. Lessee's failure to do so shall be a material breach under this Lease. Any action taken by Lessor under this Paragraph shall not be construed to be a waiver of any of its rights under this Lease or of its rights in case of subsequent default to enforce any remedy available to Lessor by law or under the provisions of this Lease, including the remedies set forth in this Paragraph. Within sixty (60) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Lessee shall not at any time have been in default hereunder during the terms of the Lease, and shall have complied with all the terms, covenants and conditions of this Lease, and shall have fully, faithfully and timely performed each and every provision of this Lease to be performed, including the yielding up to the immediate possession to Lessor, Lessor shall upon being furnished with affidavits and other satisfactory evidence by Lessee that Lessee has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Lessee said sum on deposit or such portion thereof then remaining on deposit with Lessor hereunder; provided, that in the event this Lease shall be terminated by or upon default of, the Lessee, the security deposit shall be retained by Lessor, and the security deposit shall be forfeited by Lessee, and all of Lessee's interest therein shall terminate; Provided further, that Lessor may retain the security deposit until such time as any amount due from Lessee in accordance with Paragraph 5 hereof has been determined and paid in full. Should Lessor sell its interests in the Premises during the term hereof and if Lessor deposits with the purchaser thereof the then unappropriated funds deposited by Lessee as aforesaid, or is credited therefore in the purchase agreement, thereupon Lessor shall be discharged from any further liability with respect to such security deposit.

24.  SIGNS, DISPLAYS, AUCTIONS, AND SALES.
      24.1 General. Lessee shall not place or suffer to be placed on the exterior walls or windows of the Premises or upon the roof or any exterior door or wall or on the exterior or interior of any window thereof any sign, awning, canopy, marquee, advertising matter, decoration, picture, letter or other thing of any kind (exclusive of the signs, if any, which may be provided for in the original construction or improvement plans and specifications approved by the Lessor hereunder, and which conform to the Lessor's sign criteria) without the prior written consent of Lessor. Lessor hereby reserves the exclusive right to the use for any purpose whatsoever of the roof and exterior of the walls of the Premises or the building of which the Premises are a part. In the event Lessee shall install any sign which does not meet the Lessor's sign criteria, Lessor shall have the right and authority without liability to Lessee to enter upon the Premises, remove and store the subject sign and repair all damage caused by the removal of the sign. All costs and expenses incurred by Lessor shall be immediately paid by Lessee as additional rent. The Lessor reserves the right to remove the Lessee's sign during any period when Lessor repairs, restores, constructs or renovates the Premises or the Building of which the Premises is a part.
      24.2 Lessee's Interior Signs. Except as otherwise herein provided, Lessee shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Lessee's business; provided, however, that Lessee shall upon demand of the Lessor immediately remove any sign, advertisement, decoration, lettering or notice which Lessee has placed or permitted to be placed in, upon or about the Premises and which Lessor reasonably deems objectionable or offensive, and if Lessee fails or refuses to so do, the Lessor may enter upon the Premises and remove the same at Lessee's cost and expense. In this connection, Lessee acknowledges that the Premises are a part of an integrated business environment, and agrees that control of all signs by Lessor is essential to the maintenance of uniformity, propriety and the aesthetic values in or pertaining to the Building.
      24.3 All authorized signs shall be at the provided and maintained expense of Lessee, including permits, license fees, and compliance with any sign ordinance is solely the Lessee's responsibility and shall be removed at Lessee's expense prior to termination of tenancy with the Building being fully restored.
      24.4 The Lessee may not display or sell merchandise or allow carts or other similar devices within the control of Lessee to be stored or to remain outside the defined demising walls and permanent doorways of the Premises. Lessee further agrees not to install any exterior lighting, amplifiers, or similar devices or use in or about the Premises such items as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts, nor to make, or allow to be made, any odor or excessive noise in or around the Premises. It is understood and agreed that no advertisement or sound of advertising shall be heard outside of the Premises.
     24.5 Lessee shall not conduct or permit to be conducted any sale by auction upon or from the Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding. No auction, fire, bankruptcy, "going out of business" or other distress sales of any nature may be conducted on the Premises without prior written consent of Lessor, which consent may be conditioned as Lessor deems appropriate.

25. RULES AND REGULATIONS. Lessee for the use and benefit of Lessee, its agents, employees, servants, customers, licensees and subtenants will at all times observe, perform and abide by all rules and regulations contained herein, and/or which may be from time to time hereafter promulgated by Lessor, all of which, it is covenanted and agreed by the parties hereto, shall be and are hereby made a part of this Lease. Lessor shall not be responsible to Lessee for the nonperformance of any said rules and regulations by any other tenants or occupants. Such rules and regulations shall be binding on the Lessee upon delivery of a copy of them to Lessee, and thereupon shall be deemed incorporated as though fully set forth herein, and shall be subject to all rights and remedies of Lessor for Lessee's failure to observe said rules, said failure being a material breach hereof.

26. SUBORDINATION. Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases, or underlying leases, or Lessor's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Lessor shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee shall, notwithstanding any subordination, attorn to and become the Lessee of the successor in interest to Lessor, at the option of such successor in interest. Lessee covenants and agrees to execute and deliver, upon demand by Lessor and in the form requested by Lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust and hereby irrevocably appoints Lessor as attorney-in-fact of Lessee to execute, deliver and record any such document in the name and on behalf of Lessee. Failure of Lessee to execute such documents upon ten (10) days request by Lessor shall constitute a material breach hereunder.

27. LESSEE'S STATEMENT AND ESTOPPEL CERTIFICATE. Lessee shall, at any time upon not less than three (3) days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect, or, if modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults, if any are claimed. Any such statement may be conclusively relied upon by Lessee and any prospective purchaser or encumbrancer of the property of which the Leased Premises are a part, and such statement may be prepared by or on behalf of said purchaser or encumbrance. Lessee's failure to deliver (but Lessee shall not be relieved from deliver) such statement within such time shall be conclusive upon Lessee that this Lease is in full force and effect, without modification except as may be represented by Lessor, that there are no uncured defaults in Lessor's performance, and that not more than one
(1) month's rent has been paid in advance, and other matters which may be reasonably requested by Lessor or Lender. Failure to deliver may be considered by Lessor at its election as a default by Lessee under this Lease. If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial information of Lessee as shall be required by such lender. All such information shall be received in confidence and shall be used only for the purpose herein set forth.

28. ARBITRATION OF DISPUTES. Lessee agrees that at Lessor's option, any dispute, controversy or claim arising out of or in connection with, or relating to, this Agreement, its interpretation, application, or the rights, duties or liabilities hereunder of either party, or any breach or alleged breach hereof, which the Lessee and Lessor are unable to resolve between themselves, shall, upon the written request of any party involved, be submitted to, and settled by, binding arbitration in the city where Premises is located or as agreed by the parties, pursuant to the rules then in effect of the American Arbitration Association (or at any other place or under any other form of arbitration mutually acceptable to the parties so involved). An arbitrator shall be selected by mutual agreement of the disagreeing parties, or, such mutual agreement not having been reached fifteen
(15) days after the written request for arbitration by any party, then each party will appoint one arbitrator, and the two appointed arbitrators will select a third. In the event of the failure of either party to appoint an arbitrator with the fifteen (15) day time period, then the party seeking arbitration may cause an appointment to be made on behalf of said party not having designated an arbitrator by the current Presiding Judge of the Superior Court of the State of Washington for the county in which the Premises is located. If a single arbitrator is mutually appointed by the parties, and if either party disagrees with the arbitrator's conclusions and decisions, then such disagreeing party may demand that a new panel will be appointed within ten (10) days to arbitrate the dispute de novo. The method of appointment shall be as provided above. The party requesting the new arbitration shall bear the expense of costs and attorney fees incurred by both parties in the de novo proceedings, except that the panel shall have the discretion to award reasonable costs and reasonable attorney fees to either party based on the outcome of the de novo proceedings. Any award rendered shall be final, binding and conclusive upon the parties and a judgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction. Except in the case of a de novo arbitration as above provided, the expenses of the arbitration shall be borne equally by the parties to the arbitration, and each party shall pay for and bear the cost of its own experts, evidence and counsel's fees, except that in the discretion of the arbitrator any award may include the cost of a nondefaulting party's counsel and costs if the arbitrator expressly determines that the party against whom such award is entered has caused the dispute, controversy or claim, or if a claim is submitted to arbitration as a dilatory tactic. Costs and attorneys' fees related to all proceedings may be awarded by the court to the prevailing party if for any reason litigation or appeal ensues.

29. BUILDING PLANNING. In the event Lessor requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Lessee in writing, Lessor shall have the right to move Lessee to other space in the project of which the Premises forms a part, at Lessor's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit "D" shall become part of this Lease and shall reflect the location of the new space and Paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space. However, if the new space does not meet with the Lessee's approval, which shall not be unreasonably withheld, Lessee shall have the right to cancel said Lease upon giving Lessor thirty (30) days' notice within ten (10) days of receipt of Lessor's notification.

30. PERFORMANCE BY LESSEE. All covenants and agreements to be performed by Lessee under any of the terms of this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any offset or abatement of rent. If Lessee shall fail to pay any sum of money,  other  then  Annual Basic Rent, required  to  be  paid  by  it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Lessor, Lessor may, without waiving or releasing Lessee from obligations of Lessee, but shall not be obligated to, make any such payment or perform any such other act on Lessee's part to be made or performed as in this Lease provided all sums so paid by Lessor and all necessary incidental costs together with interest thereon at one and one-half (1-1/2) percent interest monthly but in no event to exceed the maximum rate permissible by law, from the date of such payment by Lessor, shall be payable to Lessor on demand. Lessee covenants to pay any such sums, and all sums so paid an expenses incurred by Lessor, together with late charges thereon, shall become additional rent and be paid by Lessee upon demand. Lessee shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the Annual Basic Rent.

31. MORTGAGEE PROTECTION. In the event of any default on the part of Lessor, Lessee will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

32. NON-WAIVER OF BREACH. No waiver of any term, covenant or condition or legal right or remedy shall by implied by the failure of Lessor to declare a forfeiture, or for any other reason, and no waiver of any condition or covenant shall be valid unless it be in writing signed by Lessor. No waiver by Lessor in respect to one or more tenants or occupants of the Building in which the Premises are located shall constitute a waiver in favor of Lessee, nor shall the waiver of a breach of any term, covenant or condition by claimed or pleaded to cause a future breach of the same term, covenant or condition, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the rights of Lessor to insist upon the performance by Lessee in strict accordance with said terms. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent. The mention in this lease of any specific right or remedy shall not preclude Lessor from exercising any other right or from having any other remedy or from maintaining any action to which it may be otherwise entitled either at law or in equity; and for any purpose of any suit by Lessor brought or based on this Lease, this Lease shall be construe to be a divisible contract, to the end that at Lessor's elections, successive actions may be maintained as successive periodic sums shall mature under this Lease and it is further agreed that failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or actions for the recovering of said sum or sums so omitted.

33. DEFINITION OF LESSOR. The term "Lessor" as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the Lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations or omission thereof, on the part of Lessor contained in this Lease, thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Lessor hereunder, during its ownership of the Premises. Lessor may transfer its interest in the Premises without the consent of Lessee and such transfer or subsequent transfer shall not be deemed violation on Lessor's part of any of the terms and conditions in this Lease including obligations respecting the return of any security deposit.

34. IDENTIFICATION OF LESSEE. If more than one person executes this Lease as Lessee, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Lessee, and (b) the term "Lessee" as used in this Lease shall mean and include each of them jointly and severally. The act or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be finding upon each and all of the persons executing this Lease as Lessee with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

35. LESSOR'S RIGHT TO PERFORM. If Lessee shall at any time fail to make payment or perform any act on its part to be made or performed under this Lease, then Lessor without waiving or releasing Lessee from any obligation contained in this Lease, may (but shall not be under any obligation to do so) make said payments and/or perform said acts and enter upon the Premises for said purpose. All sums so paid and expenses incurred by Lessor together with late charges and interest thereon as set forth in Paragraph 5.6 of this Lease shall become additional rent and be paid by Lessee upon demand.

36. COSTS AND ATTORNEYS' FEES. If by reason of any default by Lessee in the performance of any of the provisions of this Lease (including failure to pay rent when due) and Lessor incurs any expense by reason of such default, whether or not a legal cause of action is filed, Lessee shall pay all costs, expenses and reasonable attorneys' fees expended or incurred in connection therewith, including appeals. Should Lessor be named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee shall pay to Lessor its costs and expenses incurred in such suit, including reasonable attorney's fees.

37. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Lessee and all successors and assigns covenants and agree that, in the event of any actual or alleged failure, breach or default hereunder by Lessor:

      a. The sole and exclusive remedy shall be against the rent reserved by this Lease accruing after any default or material breach for satisfaction of any liability in respect to this Lease;
      b. No partner of Lessor shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
      c. No service or process shall be made against any partner of Lessor (except as may be necessary to secure jurisdiction of the partnership);
      d. No partner of Lessor shall be required to answer or otherwise plead to any service of process;
     e.   No judgment will be taken against any partner of Lessor;
      f. Any judgment taken against any partner of Lessor may be vacated and set aside at any time nunc pro tunc;
      g. No writ of execution will ever by levied against the assets of any partner of Lessor;
      h. These covenants and agreements are enforceable both by Lessor and also by any partner of Lessor;
     i. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder, or is delayed in doing so, if such liability or delay is caused by reason of strike, labor trouble, inclement weather, war, riot, acts of God or any other cause beyond the reasonable control of Lessor.

38. LEGAL EFFECT OF LEASE DOCUMENT. This Lease has been prepared for submission to Lessee's attorney for independent legal counsel and approval. No representation or recommendation is made by the Lessor, real estate broker, agents or employees as to the legal sufficiency, legal effect or tax consequences of this Lease or the transactions relating thereto. LESSEE HEREBY REPRESENTS AND WARRANTS THAT THIS DOCUMENT HAS BEEN READ IN ITS ENTIRETY AND LESSEE IS FULLY APPRISED OF, AND UNDERSTANDS, THE CONTENTS HEREOF, TOGETHER WITH THE LEGAL EFFECT OF THE LEASE, AND FULLY UNDERSTANDS THE RESPECTIVE RIGHTS AND REMEDIES OF THE PARTIES.

39. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the rental or other items herein stipulated shall be deemed to be other than on account of the earliest stipulated rent or amount due, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or other sums or pursue any other remedy provided for in this Lease or available at law or in equity. Acceptance of rent from another company or entity does not constitute lease agreement or assignment.

40.  MISCELLANEOUS PROVISIONS.
      40.1 Successors or Assigns. Except as otherwise provided herein, all the terms, conditions, covenants and agreements of this Lease shall extend to and be binding upon Lessor, Lessee and their respective heirs, administrators, executors, successors, subtenants, sublessees, concessionaires, assigns and marital communities, if any, and upon any person or persons coming into ownership or possession of any interest in the Premises by operation of law or otherwise.
     40.2 Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of Washington.
      40.3 Authority of Parties. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and this Lease is binding upon said corporation. Lessee shall, simultaneously with the execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease, and certified copies of other corporation documents as may reasonably be requested by Lessor or Lessor's Lender to authenticate the transaction. Any person executing this instrument, its exhibits, addenda, extensions, or renewals, or represents any material fact relevant hereto in writing, warrants and represents that he/she is duly authorized to so act.
      40.4  Interest  on Past Due Obligations.  Any  amount  due  from
Lessee to Lessor hereunder which is not paid when due shall bear interest at the rate of one and one half (1-1/2) percent per month from the date due until paid, but the payment of such interest shall not excuse or cure any default by Lessee, and interest shall be compensation for the loss of Lessee's use of the past due funds, and shall be in addition to late or delinquent charges which are reimbursements for administrative costs associated with collecting and processing such past due amounts. An administrative charge of $25.00 will be assessed for any check from Lessee which is returned for any reason. In no event will interest be assessed in excess of the legal limit.
      40.5 Broker's Commission. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Paragraph 1, and agree that Lessor shall be solely responsible for the payment of brokerage commissions to said brokers, and that Lessee shall have no responsibility therefore. If Lessee has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, lessee shall be solely responsible for the payment of any fee due said person or firm and Lessee shall indemnify and hold Lessor harmless against any liability in respect thereto, including attorney's fees and costs.
     40.6 Terms and Headings. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.
      40.7 Examination of Lease. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until complete execution by and delivery to both Lessor and Lessee.
      40.8 Time. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.
     40.9 Prior Agreement: Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.
       40.10 Partial Invalidity. If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such terms, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.
     40.11 Recording. Lessee shall not record or file this Lease, or any assignment or security document pertaining to this Lease or all or any part of Lessee's interest therein without the prior written consent of Lessor, which consent may be subject to such conditions as Lessor shall deem appropriate. However, upon the request of Lessor, both parties shall execute a memorandum or "short form" of this Lease for the purposes of recordation in a form customarily used for such purposes. Said memorandum or short form of this Lease shall describe the parties, the Premises and the Lease Term and shall incorporate this Lease by reference.
      40.12 Notices. Any notices required in accordance with any of the provisions herein or desired to be given hereunder, if to Lessor shall be delivered personally or if mailed then mailed by registered or certified mail and addressed to the address of Lessor as set forth in Paragraph 1 or at such other place as Lessor may in writing from time to time direct to Lessee, and if to Lessee shall be delivered personally or if mailed then mailed by registered or certified mail and addressed to Lessee at the Premises. If there is more than one Lessee, any notice required or permitted hereunder may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. Notices shall be deemed given when delivered, if delivered personally, or two (2) business days after deposit in the United States mail as set forth above.
     40.13 Plats and Riders. Clauses, plats, riders, Exhibits and addendums, if any, signed by Lessee and Lessor, affixed to this Lease are incorporated herein and made a part hereof.
      40.14 Lessee's Representation and Warranties. Lessor has made no representations or promises except as contained herein or in some further writings signed by Lessor. Financial statements and other information furnished by the Lessee are hereby warranted to be true and accurate by Lessee, and such representations and warranties shall survive the execution and termination of this Lease and are material consideration relied upon by Lessor in executing this Lease. Any false, misleading or inaccurate statement by Lessee is a material breach and an event of default hereunder.
      40.15      Acceptance of Keys.  The acceptance of  keys  to  the
Premises by the Lessor, its agents, employees, contractors or any other person on Lessor's behalf shall not be deemed or constitute a termination of this Lease unless such termination is evidenced in writing signed by the Lessor.
      40.16 Lessee and Lessee's Employees Parking. Lessee and Lessee's agents and employees shall park only in those areas designated by Lessor or Lessor's agents. Lessee shall pay a fine to Lessor of $20.00 per violation for each parking violation of Lessee, Lessee's employees, agents, or licensees.
      40.17 Prior Agreements. This Lease contains all of the oral and written agreements and understandings, correspondence, representations and statements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior oral or written agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto. Lessee warrants that it has read this agreement in its entirety and understands the provisions, rights, remedies, covenants, duties and liabilities provided herein. LESSEE EXPRESSLY WARRANTS THAT IT FULLY UNDERSTANDS THE PROVISIONS CONTAINED IN SECTION 17 REGARDING DEFAULT, ENTRY, AND DAMAGES.

      Lessee agrees that each of the terms, covenants, and conditions contained herein shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

      IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first above written.

LESSOR:                       LESSEE:

LCTR L.L.C.                                             Chicago  Pizza
                                        Northwest,  Inc., a Washington
                                        Corporation



By:__/s/Ronald  Gregory_________         By:__/s/Ramon  David_________
By:_________________________

                                         Title:______VP______________
Title:____Manager________

Date:____3-4-97________________          Date:__2-25-97_______________
Date:_______________________

STATE OF WASHINGTON)
               )ss.
County of SNOHOMISH)

      On  this  ___4th______  day of ____March_____________,  19_____, before me personally appeared _/s/Ronald D. Gregory_____ to me known to be the individual described in and who executed the within and foregoing instrument as the Manager on behalf of LCTR L.L.C., a Washington Limited Liability Company and deed of said Partnership for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said Limited Liability Company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

______/s/Ted S. Roe_____________________________
Notary Public in and for the State of Washington,
residing at _Edmonds, WA________________________




(Acknowledgement for Corporate Lessee)

STATE OF WASHINGTON)
               )ss.
County of SNOHOMISH)

      On  this  ____________  day of ______________________,  19_____,
before  me  personally  appeared  ______________________________   and
______________________________    to    me    known    to    be    the
______________________________    and   _____________________________,
respectively of Chicago Pizza & Brewery, Inc., the corporation that executed the within and foregoing instrument, and therein mentioned, and on oath stated that he/they was/were authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

_________________________________________________
Notary Public in and for the State of Washington, residing at _____________________________________




(Acknowledgement for Corporate Lessee)

STATE OF WASHINGTON)
               )ss.
County of KING)

      On  this  ___25th__ day of __February______, 1997__,  before  me
personally  appeared  __/s/Ramon A.  David          _____________  and
______________________________  to  me  known   to   be   the   __Vice
President______________       and       _____________________________,
respectively of Chicago Pizza Northwest, Inc., the corporation that executed the within and foregoing instrument, and therein mentioned, and on oath stated that he/they was/were authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

____/s/Jean L. Blay______________________________
Notary Public in and for the State of Washington,
residing at __Lynnwood, WA ______________________
My commission expires 12-4-97

                              EXHIBIT "C"

                         Work letter Agreement


Except for the specific items described herein, the Premises are delivered and accepted "where is" and "as is". The unit will be thoroughly cleaned. The walls will be repaired and painted where necessary, subject to an inspection by the Tenant and Landlord following completion of said work. One door will be installed to provide access to the northerly-most office.



ACCEPTED:

LESSEE:                            LESSOR:

CHICAGO PIZZA NORTHWEST, INC.           LCTR, L.L.C.



By:__/s/Ronald Gregory______________
By:__/s/Ramon David______________


Title:_Manager___________________
Title:____VP____________________


Date:___3-4-97___________________                         Date:__2-24-97

                         EXHIBIT D
                        (Floor Plan)

                         EXHIBIT "E"

                           Acceptance Letter


LCTR L.L.C.
19401 - 40th Ave. W.
Suite 310
Lynnwood, WA  98036

RE:  Lease Dated:

     Lessor:        LCTR L.L.C.

     Lessee:        Chicago Pizza & Brewery, Inc.
               Chicago Pizza Northwest, Inc.

     Premises: Suite _______


Gentlemen:

The undersigned, tenant under the above-described Lease, hereby confirms, as of the date hereof, the following:

1. That it is in full and complete possession of the Demised Premises, such possession having been delivered by Lessor and having been accepted by the undersigned.

2. That the improvements and space required to be furnished by the Terms of the lease have been completed in all respects to the satisfaction of the undersigned and are open for the use of, the undersigned, its employees and invitees.

3. That all duties of an inducement nature required of Lessor in said Lease have been fulfilled.

4. That said Lease is in full force and effect; that there are no existing defaults on the part of the Lessor under the terms thereof.

5.    That said Lease has not been amended, modified, supplemented  or

superseded               except              as               follows:

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

___________________________________


6.   That no rents have been prepaid except as provided by said Lease.

7. That undersigned has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the said Lease or of the rents secured herein, except to you.

8. The rents provided in said Lease commenced to accrue on the ___________ day of _____________________, 19_____.

Very truly yours,



_________________________________________________________
(Tenant)



By:___________________________________________________
   (Title)

                              EXHIBIT "F"
                          GUARANTEE OF LEASE


In consideration of, and as an inducement for the granting execution and delivery of that certain Lease, covering Premises located at 19401
- 40th Avenue West, and as described in attached Exhibit "A", dated February 20, 1997 (hereinafter called the "Lease"), between LCTR L.L.C., the Lessor therein named (hereinafter called "Lessor") and
Chicago Pizza & Brewery, Inc., Chicago Pizza Northwest, Inc, the Lessee therein named (hereinafter called "Lessee"), and in further consideration of the sum or One Dollar ($1.00), and other good and valuable consideration paid by the Lessor to the undersigned, the undersigned, (hereinafter called the "Guarantor"), hereby guarantees to the Lessor, its successors and assigns, the full and prompt payment of rent, including, but not limited to, the fixed minimum rent, common area charge, utility charge, if applicable, and any and all other sums and charges payable by the Lessee, its successors and assigns under said Lease; and the full performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by the Lessee, its successors and assigns; and the Guarantor hereby covenants and agrees to and with the Lessor, its successors and assigns; that if default shall at any time be made by the Lessee, its successors and assigns, in the payment of any such sums, or in the performance of any of the terms, covenants, provisions or conditions contained in said Lease, the Guarantor shall forthwith pay such rent to the Lessor, its successors and assigns, and any arrears thereof, and will forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions, and will forthwith pay to the Lessor all damages that may arise in consequence of any default by the Lessee, its successors and assigns, under said Lease, including, without limitation, all reasonable attorney's fees and costs incurred by the Lessor or caused by any such default and by the enforcement of this Guarantee.

This Guarantee is an absolute and unconditional Guarantee of payment and of performance. It shall be enforceable against the Guarantor, its successors and assigns, without the necessity of any suit or proceedings on the Lessor's part of any kind or nature whatsoever against the Lessee, its successors and assigns, and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guarantee, or of any other notice or demand to which the Guarantor might otherwise be entitled, all of which the Guarantor hereby expressly waives; and the Guarantor hereby expressly agrees that the validity of this Guarantee and the obligations of the Guarantor hereunder shall in no way be terminated, affected or impaired by reason of assertion or the failure to assert by the Lessor against the Lessee, or the Lessee's successors and assigns, of any of the rights or remedies reserved to the Lessor pursuant to the provisions of the said Lease.

The Guarantee shall be a continuing Guarantee, and the liability of the Guarantor hereunder shall in no way be affected, modified or diminished by reason of any assignment, renewal, modification or extension of the Lease or by reason of any modification or waiver of or change in any of the terms, covenants, conditions or provisions of said Lease, or by reason of any extension of time that may be granted by the Lessor to the Lessee, its successors and assigns, or by reason of any dealings or transactions or matter or things occurring between the Lessor and the Lessee, its successors and assigns, whether or not notice thereof is given to the Guarantor.

The Guarantor further represents and warrants to the Lessor, as an inducement for it to make the Lease, that the Guarantor has a financial interest in the Lessee and that the execution and delivery of this Guarantee is not in contravention of its charter or by-laws and has been duly authorized by its Board of Directors.

All of the Lessor's rights and remedies under the said Lease or under this Guarantee are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

Notwithstanding the above provisions herein, this guarantee is limited to those periods when Lessee's financial condition is worse (or less) than the condition reflected in its December 31, 1996 year-end audited financial statements prepared by Lessee's independent auditor. Guarantor also agrees to place Lessor's name and mailing address on its permanent list for distribution of its financial statements at least on a quarterly basis and its periodic reports to stockholders.

GUARANTOR:     CHICAGO PIZZA & BREWERY, INC.
               A California Corporation





By:_____/s/William Junginger_______________________
Date___3/5/97_______


Printed Signature:___William Junginger   ______________

Title:___Controller ________________________________







(Acknowledgement for Corporate Lessee)

STATE OF WASHINGTON)
               )ss.
County of SNOHOMISH)

      On this ____5th_____ day of March, 1997, before me personally appeared WILLIAM JUNGINER to me known to be the controller of CHICAGO PIZZA NORTHWEST, INC., the corporation that executed the within and foregoing instrument, and therein mentioned, and on oath stated that he/they was/were authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

_____/s/Jean L. Blay _______________________________
Notary Public in and for the State of Washington,
residing at __Lynnwood______________________________

My commission expires 12-4-97

                              EXHIBIT "G"

                  Standards for Utilities and Service


The following Standards for Utilities and Services are in effect. Lessor reserves the right to adopt nondiscriminatory modifications and additions hereto:

As long as Lessee is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Lessor shall:

a. Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 8 A.M. to 6 P.M., and have one elevator available at all other times.

b. On Monday through Friday, except holidays, from 8 A.M. to 6 P.M. (and other times for a reasonable additional charge to be fixed by Lessor), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Lessor it may be required for the comfortable occupancy of the premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Lessor shall not be responsible for room temperatures if Lessee does not keep all window coverings in the Premises closed whenever the system is in operation. Lessee agrees to cooperate fully at all times with Lessor, and to abide by all regulations and requirements which Lessor may prescribe for the proper function and protection of said air conditioning system. Lessee agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Lessee further agrees that neither Lessee nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

c. Lessor shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business machines in the amount of approximately two and one-half (2.5) watts per square foot. Lessee agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Lessor monthly for the measured consumption at the terms, classifications and rates charged to similar consumers by said public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Lessee's cost, such excess cost will be established by an estimate agreed upon by Lessor and Lessee, and if the parties fail to agree, as established by an independent licensed engineer. Lessee agrees not to use any apparatus or device in, or upon, or about the premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Lessee further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Lessor. Should Lessee use the same to excess, the refusal on the part of Lessee to pay upon demand of Lessor the amount established by Lessor for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Lessor to the rights therein granted for such breach. At all times Lessee's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Lessee shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Lessor.

d. Water will be available in public areas for drinking and lavatory purposes only, but if Lessee requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Lessee constitutes Lessor to be the sole judge, Lessor may install a water meter and thereby measure Lessee's water consumption for all purposes. Lessee shall pay Lessor for the cost of the meter and the cost of the installation thereof and throughout the duration of Lessee's occupancy Lessee shall keep said meter and installation equipment in good working order and repair at Lessee's own cost and expenses, in default of which Lessor may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Lessee. Lessee agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Lessor may pay such charges and collect the same from Lessee. Any such costs or expenses incurred, or payments made by Lessor for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Lessee and collectible by Lessor as such.

e.    Provide janitor service to the Premises, provided the  same  are used exclusively as offices, and are kept reasonably in order by Lessee, and if to be kept clean by Lessee, no one other than persons approved by Lessor shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Lessee, at Lessee's expense and to the satisfaction of Lessor, and by persons approved by Lessor. Lessee shall pay to Lessor the cost of removal of any of Lessee's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

Lessor reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Lessor desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Lessor's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil, or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Lessor's part to furnish any service pursuant to any of the terms, covenant, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Lessee shall not be deemed breach if Lessor's unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Lessor's control.

                         RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by a person chosen by Lessor.

2. If Lessor objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Lessee shall immediately discontinue such use. No awning shall be permitted on any part of the Premises without Lessor's specific approval in writing. Lessee shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Lessee shall not obstruct any sidewalk, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public. Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Lessor reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Lessor, and except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be employed by Lessee or permitted to enter the Building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Lessor shall not in any way be responsible to any Lessee for any loss of property on the Premises, however occurring, or for any damage to any of Lessee's property by the janitor or any other employee or any other persons.

6. Lessor will furnish Lessee, free of charge, two keys to each door lock in the Premises. Lessor may make a reasonable charge for any additional keys. Lessee shall not make or have made additional keys, and Lessee shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Lessee, upon the termination of its tenancy, shall deliver to Lessor the keys of all doors which have been furnished to Lessee, and in the event of loss of any keys so furnished, shall pay Lessor therefore.

7. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's instructions in their installation.

8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Lessor in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Lessor.

9. Lessee shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought in to the Building. Heavy objects shall, if considered necessary by Lessor, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Lessee, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to any tenants in the Building, shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the building must be acceptable to Lessor. Lessee agrees to place a plywood covering over any lobby, hallway, elevator and office dooring and carpeting during any time where it is constructing in the Premises or moving furniture into or out of the Building. Pads shall be used in such a manner to protect walls and ceilings in said lobbies, hallways, elevators and offices during said construction or moving periods. Lessor will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building including common areas, hallways, elevators and doors by maintaining or moving such equipment or other property shall be repaired at the expense of Lessee.

10. Lessee shall not use or keep in the Premises any kerosene, gasoline or flammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Lessee shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors or vibrations, nor shall Lessee bring into or keep in or about the Premises any birds, dogs, cats or animals of any kind.

11. Lessee shall not use any method of heating or air-conditioning other than that supplied by Lessor.

12. Lessee shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and shall refrain from attempting to adjust controls. Lessee shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Lessor reserves the right, exercisable without notice and without liability to Lessee, to change the name and street address of the Building.

14. Lessor reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. the following day, or such other hours as may be established from time to time by Lessor, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Lessee shall be responsible for all persons for whom it requests passes and shall be liable to Lessor for all acts of such persons. Lessor shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any persons. Lessor reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action. It is understood that Lessee requires access for clients until 8 pm. weekdays and occasionally on weekends. Lessor shall coordinate with Lessee a mutually acceptable way for after-hours entry in to the building.

15. Lessee shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other tenants or occupants of the building or by Lessor for noncompliance with this rule.

16. Lessee shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Lessor.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18.   Lessee  shall  not  sell, or permit  any  sales  of  newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises or the common area. Lessee shall not make any room-to-room solicitation of business from other tenants in the Building nor shall Lessee solicit in any part of the common areas. Lessee shall not use the Premises for any business or activity other than that specifically provided for in Lessee's Lease.

19. Lessee shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Lessee shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Lessee shall not mark, drive nails, screws or drill in to the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Lessor reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Lessee shall not cut or bore holes for wires. Lessee shall not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor. Lessee shall repair any damage resulting from noncompliance with this rule. Lessee shall pay for any and all damages to the Building, walls, doors, glass, carpeting or otherwise which may be caused by Lessee's use of the Building, moving equipment, supplies or furniture into or out of the Building whether caused by Lessee or its employes, agents, contractors or invitees to the Premises.

21. Lessee shall not install, maintain or operate upon the Premises any vending machine without the written consent of Lessor.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building or in the common areas and parking lot are prohibited, and each tenant shall cooperate to prevent same.

23. Lessor reserves the right to exclude or expel from the Building any person who, in Lessor's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Lessee shall store all its trash and garbage within its Premises. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Lessor.

25.   The  Premises shall not be used for the storage  of  merchandise
held  for  sale  to  the  general  public,  or  for  lodging  or   for
manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. NO cooking shall be done or permitted by any tenant on the Premises, except that use by Lessee of Underwriters' Laboratory approved equipment for brewing coffee, tea, but chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Lessee shall not use in any space or in the public halls of the building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Lessor may approve. Lessee shall not bring any other vehicles of any kind in to the Building.

27. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

28. Lessee shall comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

29. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed. Lessee agrees that the cost to repair any damage to the Building and Premises, as a result of theft, robbery and pilferage, shall be borne by the Lessee.

30. The requirements of Lessee will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Lessor shall not perform any work or do anything outside of their regulated duties unless under special instructions from Lessor, and no employee of Lessor will admit any persons (Lessee or otherwise) to any office without specific instruction from lessor.

31. Lessee shall not park its vehicles in any parking areas designated by Lessor as areas for parking by visitors to the Building. Lessee shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor drive or non-motor drive bicycles or four-wheeled trucks. Said vehicles improperly parked shall be subject to a fine of $20.00 per day per violating vehicle or, upon 24 hours notice, shall be subject to towing at the vehicle owner's expense.

32. Lessor may waive any one or more of these Rules and Regulations for the benefit of Lessee or any other tenant, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of Lessee or any other tenant, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

34. Lessor reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Lessee agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

35. Lessee shall be responsible for the observance of all of the foregoing rules of Lessee's employees, agents, clients, customers, invitees and guests.

                    SECOND ADDENDUM TO LEASE


This Second Addendum dated March 3, 1997, modifies that certain
Lease Agreement dated February 20, 1997 by and between LCTR
L.L.C., a Washington Limited Liability Company ("Lessor") and
Chicago Pizza Northwest, Inc., a Washington corporation
("Lessee") as follows:


1. Lessee agrees to provide Lessor with an internally prepared December 31, 1996 year-end set of financial statements, and will place Lessor on a permanent distribtuion list for its financial statements prepared not less than quarterly, and its periodic and year-end stockholder reports together with financial statements prepared by its independent auditors commencing with the 1996 statements and stockholder report as soon as they become available. Lessee also agrees to have Lessor placed on the Lease Guarantor's regular distribution list for quarterly financial statements and reports, and year-end independently audited financial statements together with reports to stockholders.

All the terms and conditions of the lease, its Addendum and all exhibits shall remain in full force and effect except for the supplemental provisions contained herein.


ACKNOWLEDGED AND AGREED:                ACKNOWLEDGED AND AGREED:

LANDLORD                                TENANT
LCTR L.L.C.                                  Chicago Pizza
                                             Northwest, Inc.
a Washington Limited Liability company       A Washington corporation

By:  _/s/Ronald Gregory________________   By:_____________________________

                                          Printed Name:__________________

Its: _Mamager__________________________   Its:_____________________________

Date:     __3-4-97_____________________    Date:___________________________